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                                                                    EXHIBIT 10.9






                                  OFFICE LEASE



                                       FOR



                      CHARLES RIVER ASSOCIATES INCORPORATED

                           SUITE NOS. 700, 800 AND 650
                               1201 F STREET, N.W.
                                WASHINGTON, D.C.



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                               TABLE OF CONTENTS

1.      DEMISED PREMISES..........................................................................................1

2.      TERM......................................................................................................2

3.      USE.......................................................................................................3

4.      RENT......................................................................................................3

5.      DEPOSIT...................................................................................................4

6.      OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES.................................................6

7.      PARKING..................................................................................................12

8.      OPTION TO EXTEND.........................................................................................13

9.      OPTIONS TO EXPAND........................................................................................15

10.     STORAGE SPACE............................................................................................18

11.     ASSIGNMENT AND SUBLETTING................................................................................19

12.     ALTERATIONS..............................................................................................22

13.     LIENS....................................................................................................24

14.     MAINTENANCE..............................................................................................25

15.     SIGNS AND ADVERTISEMENTS.................................................................................25

16.     DELIVERIES AND MOVING OF LESSEE'S PROPERTY...............................................................25

17.     LESSEE'S EQUIPMENT.......................................................................................26

18.     SERVICES AND UTILITIES...................................................................................27

19.     LESSEE'S RESPONSIBILITY FOR DAMAGE.......................................................................31

20.     ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATIONS.........................................................31

21.     INSURANCE RATING.........................................................................................32

22.     INDEMNITY AND PUBLIC LIABILITY INSURANCE.................................................................32

23.     WORKER'S COMPENSATION INSURANCE..........................................................................32

24.     ALL RISK PROPERTY INSURANCE..............................................................................33

25.     LESSEE'S CONTRACTOR'S INSURANCE..........................................................................33

26.     REQUIREMENTS FOR LESSEE'S INSURANCE POLICIES.............................................................33

27.     LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON.....................................................34

28.     DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES.......................................................34

29.     DEFAULT OF LESSEE........................................................................................36

30.     REPEATED DEFAULTS........................................................................................37

31.     WAIVER...................................................................................................37

32.     SUBORDINATION............................................................................................37

33.     CONDEMNATION.............................................................................................38

34.     RULES AND REGULATIONS....................................................................................39

35.     RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT.................................................................39

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

36.     LATE CHARGES.............................................................................................39

37.     NO PARTNERSHIP...........................................................................................40

38.     NO REPRESENTATIONS BY LESSOR.............................................................................40

39.     BROKER AND AGENT.........................................................................................40

40.     ENFORCEMENT OF LEASE.....................................................................................41

41.     NOTICES..................................................................................................41

42.     ESTOPPEL CERTIFICATES....................................................................................41

43.     HOLDING OVER.............................................................................................42

44.     RIGHTS RESERVED BY LESSOR................................................................................42

45.     COVENANTS OF LESSOR......................................................................................43

46.     LENDER APPROVAL..........................................................................................43

47.     GENDER...................................................................................................44

48.     BENEFIT AND BURDEN.......................................................................................44

49.     RENTABLE AREA............................................................................................44

50.     GOVERNING LAW............................................................................................45

51.     BANKRUPTCY...............................................................................................45

52.     SAVINGS CLAUSE...........................................................................................45

53.     CORPORATE LESSEE.........................................................................................45

54.     JOINT AND SEVERAL LIABILITY..............................................................................46

55.     FINANCIAL STATEMENTS.....................................................................................46

56.     BUSINESS DAY/WORKING DAY.................................................................................46

57.     FORCE MAJEURE............................................................................................46

58.     RENT RELATED REQUIREMENTS................................................................................47

59.     ENTIRE AGREEMENT.........................................................................................47


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EXHIBITS

A-1.     Floor Plan, Demised Premises (7th Floor)

A-2.     Floor Plan, Demised Premises (8th Floor)

A-3.     Floor Plan, Demised Premises (6th Floor)

B.       Shell Definitions

C.       Rules and Regulations

D. Declaration as to Date of Delivery and Acceptance of Possession of Demised Premises

E.       Specifications for Office Cleaning

F.       Form of Letter of Credit

G.       Current Lender's Form of SNDA

H.       Sample Annual Statement

I.       HVAC Performance Specifications

J.       List of Base Building Plans and Specifications

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                                  OFFICE LEASE

         THIS LEASE, made and entered into on this 29th day of November, 1999 by and between 1201 F Street L.L.C., a Delaware limited liability company, hereinafter called "LESSOR," and Charles River Associates Incorporated, a Massachusetts corporation, hereinafter called "LESSEE."

         WITNESSETH, that, for and in consideration of the rents, mutual covenants, and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1.       DEMISED PREMISES

         Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, for the term and upon the conditions hereinafter provided, approximately 44,932 square feet of rentable area on the seventh (7th), eighth (8th), and sixth (6th) floors of the office building situated at 1201 F Street, N.W., Washington, D.C. 20004 (such building being hereinafter referred to as the "BUILDING" and such rentable area being hereinafter referred to as the "DEMISED PREMISES"). The Demised Premises has been assigned Suite Nos. 700, 800 and 650, and is outlined on the floor plan attached hereto and made a part hereof as EXHIBITS A-1, A-2 AND A-3.

         Lessee and its agents, employees, and invitees shall have the non-exclusive right with others designated by Lessor to the free use of the common areas in the Building and the land on which the Building is located for the common areas' intended and normal purpose. Common areas include elevators, sidewalks, hallways, stairways, public bathrooms, common entrances, the lobby, fitness center, roof deck and other similar public areas and access ways. The parties agree that for this purpose the garage is not a common area and Lessee's rights to use the garage are set forth in the section entitled "PARKING."

         Lessor shall complete (subject to punchlist items), prior to the Commencement Date, at its sole cost, (x) the base building (as evidenced by a certificate of substantial completion issued by Lessor's architect and (y) the "shell improvements" to the Demised Premises as described in EXHIBIT B (collectively "LESSOR'S WORK"). The foregoing notwithstanding, Lessor shall have right to defer until the Rent Commencement Date (hereinafter defined) the substantial completion, subject to punchlist items, of components of the base building which are not required by Lessee during the construction of its tenant improvements, such as restroom fixtures and finishes, elevator cab finishes, lobby finishes, etc. (collectively, the "DEFERRABLE BASE BUILDING IMPROVEMENTS"). Lessor shall use best efforts to complete all punchlist items within sixty (60) days following the Commencement Date (or in the case of Deferrable Base Building Improvements, within sixty (60) days following the Rent Commencement Date). The base building is being completed substantially in accordance with the plans and specifications listed on EXHIBIT J.

         Lessor represents and warrants that (i) it has good and marketable fee simple title to the Building and the Land, (ii) subject to the requirement that it receive the approval of its existing lender to the Lease, there are no agreements, claims or litigation which adversely affect its ability

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to enter into this Lease, and (iii) as of the Commencement Date, Lessor's
Work will be in compliance with all applicable laws.

2.       TERM

         (A) Subject to and upon the covenants, agreements and conditions of Lessor and Lessee set forth herein, or in any Exhibit or Addendum hereto, the term of this Lease shall commence on the 1st day of May, 2000 (hereinafter called the "COMMENCEMENT DATE"), and expire on the last day of the second (2nd) month of the eleventh (11th) Lease Year (hereinafter defined). As of the date hereof, the projected Commencement Date is May 1, 2000, the projected Rent Commencement Date (hereinafter defined) is September 1, 2000 and the projected date of expiration of the initial Lease term is October 31, 2010.

         (B) In the event Lessor is unable to complete (subject to punchlist items) Lessor's Work (other than Deferrable Base Building Improvements) by May 1, 2000, Lessor, its agents and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from this Lease, because of Lessor's inability to deliver the Demised Premises. The Commencement Date shall be extended to the date which is five (5) business days after the date Lessor notifies Lessee that Lessor has completed (subject to punchlist items) Lessor's Work (other than Deferrable Base Building Improvements), and Lessee's obligations pursuant to this Lease shall commence thereon.

         (C) When Lessee accepts possession of the Demised Premises, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Demised Premises," attached hereto as EXHIBIT D, which shall specify the Commencement Date.

         (D) For the purposes of this Lease, the term "COMMENCEMENT DATE" shall also mean any extended Commencement Date which may be established pursuant to the operation of the provisions of this section of the Lease.

         (E) Lessor shall endeavor to keep Lessee apprised from time to time of any delays in the Commencement Date.

         (F) Notwithstanding the foregoing to the contrary, in the event Lessor fails to deliver possession of the Demised Premises to Lessee on or before September 1, 2000, and provided such delay in delivery is not the result of tenant delay or Force Majeure, Lessee shall have the right to terminate this Lease by delivering thirty (30) days' prior written notice of the exercise of such right to Lessor. In the event this Lease is terminated pursuant to the foregoing, Lessee shall not be entitled to any damages or other rights or remedies in connection therewith, all rights, obligations and liabilities of the parties hereunder shall be released and discharged, and Lessor shall return to Lessee any deposit made by Lessee pursuant to the section hereof entitled "DEPOSIT." Notwithstanding the foregoing to the contrary, in the event this Lease is terminated pursuant to the foregoing, all items purchased by Lessee with the Allowance (hereinafter defined) shall become the property of Lessor.

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3.       USE

         Lessee shall use and occupy the Demised Premises solely for general office purposes in accordance with the applicable zoning regulations. The Demised Premises shall not be used for any other purpose without the prior written consent of Lessor. Lessee shall not use or occupy the Demised Premises for any unlawful purpose, and will comply with all present and future laws, including without limitation the Americans With Disabilities Act of 1990 and the regulations promulgated thereunder, as the same may be amended from time to time, ordinances, regulations, and orders of all governments, government agencies and any other public authority concerning the use, occupancy and condition of the Demised Premises and all machinery, equipment and furnishings therein.

4.       RENT

(A) Lessee covenants and agrees to pay to Lessor rent of any kind or nature, including Monthly Rent (as hereinafter defined) and any sums, charges, expenses and costs identified in the Lease as additional rent to be paid by Lessee to Lessor. Lessee's obligation to pay rent shall begin on the date which is one hundred twenty (120) days following the Commencement Date, but in no event earlier than the date on which Lessor has substantially completed, subject to punchlist items, the Deferrable Base Building Improvements not completed prior to the Commencement Date (the "RENT COMMENCEMENT DATE") and shall continue to remain an obligation of Lessee until completely satisfied.

         Lessee shall make all payments of rent by check, payable to "1201 F Street L.L.C.", delivered to P.O. Box 91852, Washington, D.C. 20090-1852, or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee, without demand and without deduction (except as otherwise specifically set forth in Sections 18 and 28), set-off or counterclaim. If Lessor at any time or times accepts rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Lessor's rights hereunder.

         (B) The monthly rent for the Demised Premises (hereinafter referred to as "MONTHLY RENT") as of the Rent Commencement Date, which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be as follows:

                                                                 ANNUAL RATE
             PERIOD                       MONTHLY RENT         PER SQUARE FOOT
             ------                       ------------         ---------------
        First Lease Year                  $119,818.67             $32.00
        Second Lease Year                 $122,215.04             $32.64
        Third Lease Year                  $124,648.86             $33.29
        Fourth Lease Year                 $127,157.56             $33.96
        Fifth Lease Year                  $129,703.71             $34.64
        Sixth Lease Year                  $137,192.37             $36.64
        Seventh Lease Year                $139,925.74             $37.37
        Eighth Lease Year                 $142,733.99             $38.12
        Ninth Lease Year                  $145,579.68             $38.88
        Tenth Lease Year                  $148,500.26             $39.66


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        Eleventh Lease Year               $151,458.28             $40.45

         (C) Monthly Rent as specified above shall be payable in advance on the first day of each calendar month during the term of this Lease (from and after the Rent Commencement Date). Lessee shall also pay to Lessor with the payment of Monthly Rent such payments of additional rent provided for in the section of the Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES." Notwithstanding the foregoing, Lessor agrees to abate the Monthly Rent in the aggregate amount of Two Hundred Thirty-nine Thousand Six Hundred Thirty-seven and 34/100 Dollars ($239,637.34), such abatement to be applied against Monthly Rent first due and owing hereunder.

         (D) If the Rent Commencement Date, and therefore the obligation under the Lease to pay Monthly Rent hereunder, begins on a day other than the first day of a calendar month, then Monthly Rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of Monthly Rent for each day of that month from and including the Rent Commencement Date, payable in advance, as specified above.

         (E) The term "LEASE YEAR," as used herein, shall mean the twelve (12) calendar month period beginning with the Rent Commencement Date, or, if the Rent Commencement Date does not occur on the first day of a calendar month, the twelve (12) calendar month period beginning on the first day of the first full calendar month after the Rent Commencement Date, and each successive twelve (12) calendar month period thereafter during the term of this Lease and any renewal period or periods hereof. In the event the Rent Commencement Date occurs on a day other than the first day of a calendar month, the days prior to the first day of the first full calendar month after the Rent Commencement Date shall be included as part of the first Lease Year and as part of the first calendar month of the term of the Lease.

5.       DEPOSIT

         Simultaneously with the execution of this Lease by Lessee, Lessee shall deposit with Lessor the sum of One Hundred Seventy Thousand Three Hundred Sixty-seven and 16/100 Dollars ($170,367.16) in cash or in the form of an irrevocable letter of credit as described below, as a deposit (the "DEPOSIT") towards payment of Monthly Rent and Estimated Payments first due and owing. Such deposit, prior to its being applied to the payment of Monthly Rent and Estimated Payments, shall be security for the payment and performance by Lessee of all Lessee's obligations, covenants, conditions and agreements under this Lease, and Lessor shall have the right, but shall not be obligated, to apply all or any portion of the deposit to cure any default by Lessee, in which event Lessee shall be obligated to promptly deposit with Lessor the amount necessary to restore the deposit to its original amount. In the event Lessee fails to perform its obligations and to take possession of the Demised Premises on the appropriate Commencement Date provided herein, said deposit shall not be deemed liquidated damages and Lessor may apply the deposit to reduce Lessor's damages, and such application of the deposit shall not preclude Lessor from recovering from Lessee all additional damages incurred by Lessor. The Deposit shall be increased on or before the Rent Commencement Date to Three Hundred Forty Thousand Seven Hundred Thirty-four and 32/100 Dollars ($340,734.32), such increased amount to be applied against Monthly Rent and Estimated Payments first due and owing, as hereinabove provided.


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         If a letter of credit is chosen by Lessee for the Deposit, it shall be
(a) in form and substance satisfactory to Lessor in its reasonable discretion;
(b) at all times in the amount of the Deposit, and shall permit multiple draws without a corresponding reduction in the amount of the letter of credit; (c) issued by a commercial bank reasonably acceptable to Lessor from time to time and located in the Washington, D.C. metropolitan area; (d) made payable to, and expressly transferable and assignable at no charge by, the owner from time to time of the Building (which transfer/assignment shall be conditioned only upon the execution by such owner of a written document in connection with such transfer/assignment); (e) payable at sight upon presentment to a local branch of the issuer of a simple sight draft accompanied by a notarized certificate stating that Lessee is in default under this Lease and the amount that Lessor is owed in connection therewith; (f) of a term not less than one year; and (g) at least thirty (30) days prior to the then-current expiration date of such letter of credit, either (1) renewed (or automatically and unconditionally extended) from time to time through the date which is one (1) month following the anticipated Rent Commencement Date (as such date may be subsequently revised by notice to Lessee), or (2) replaced with cash in the amount of the Security Deposit. Lessor and Lessee acknowledge that as of the date hereof the anticipated Rent Commencement Date is September 1, 2000. If Lessor transfers the Deposit to any transferee of the Building or Lessor's interest therein, then such transferee shall be liable for the return of the Deposit, and Lessor shall be released from all liability for the return thereof. Notwithstanding anything in this Lease to the contrary, any cure or grace periods set forth in the section of this Lease entitled "DEFAULT OF LESSEE" shall not apply to any of the foregoing, and, specifically, if Lessee fails to timely comply with the requirements of subsection (g) above, then Lessor shall have the right to immediately draw upon the letter of credit without notice to Lessee and apply the proceeds to the Deposit. Each letter of credit shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation, and shall be otherwise acceptable to Lessor in its reasonable discretion. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investors Service, Inc. or below A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of such issuer changes in any other materially adverse way, then Lessor shall have the right to require that Lessee obtain from a different issuer a substitute letter of credit that complies in all respects with the requirements of this Section, and Lessee's failure to obtain such substitute letter of credit within ten (10) days following Lessor's written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Lessor to immediately draw upon the then existing letter of credit in whole or in part, without notice to Lessee. In the event the issuer of any letter of credit held by Lessor is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said letter of credit shall be deemed to not meet the requirements of this Section, and, within ten (10) days thereof, Lessee shall replace such letter of credit with other collateral acceptable to Lessor in its reasonable discretion (and Lessee's failure to do so shall, notwithstanding anything in this Lease to the contrary, constitute a default under the section of this Lease entitled "DEFAULT OF


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LESSEE" for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) day period). Any failure or refusal of the issuer to honor the letter of credit shall be at Lessee's sole risk and shall not relieve Lessee of its obligations hereunder with respect to the Deposit. The form Letter of Credit attached hereto as EXHIBIT F is hereby approved by Lessor. The increase in the Letter of Credit required on or before the Rent Commencement Date shall be evidenced by an amendment to the letter of credit satisfactory to Lessor.

6.       OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES

         (A) Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the Operating Expenses (as defined below) incurred by Lessor during any calendar year within the Lease Term. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of all office and retail areas in the Building, which percentage as of the date of this Lease is 19.93%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee, provided that for purposes hereof the Demised Premises shall be deemed leased by Lessee as of the date which is two (2) months following the Rent Commencement Date.

         (B) The term "OPERATING EXPENSES" shall mean any and all reasonable expenses, charges and fees incurred in connection with managing, owning, operating, maintaining, servicing, insuring and repairing the Building, atrium (if any), related exterior appurtenances and the land upon which the Building is located (the "LAND") including all of the following, subject in each and all respects to the "Exclusions from Operating Expenses" hereinafter set forth:

                  (1) premiums and other charges for insurance (including, but not limited to, property insurance, rent loss insurance and liability insurance);

                  (2) all management fees incurred in the management of the Building, whether such services are provided by Lessor, an affiliate of Lessor or an independent management company;

                  (3) all costs incurred in connection with service and maintenance contracts (except elevator maintenance contracts), it being understood that Lessor shall use reasonable efforts to enforce any breach of warranty claims;

                  (4) maintenance and repair expenses and supplies;

                  (5) fixed rate amortization (calculated over the Approved Period (as hereinafter defined), with interest (fixed rate) at Lessor's cost of funds or (if the improvement is not financed) at a rate equal to 2% above the prime rate reported in The Wall Street Journal) for capital expenditures made by Lessor for the purpose of (x) complying with legal or insurance requirements imposed subsequent to the date hereof or (y) that are reasonably intended to result in a net decrease in Operating Expenses or Operating Costs. The "APPROVED PERIOD" shall mean the estimated useful life of the improvement except that with respect to an improvement made for the purpose of reducing Operating Expenses or Operating Costs, Lessor may amortize


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the expense over the period such that the yearly amortization amount is equal to the projected annual savings as reasonably estimated by Lessor;

                  (6) salaries, wages, and benefits of Building personnel, including any General Manager (such costs with respect to personnel serving multiple buildings to be prorated among the buildings receiving such services using a method selected by Lessor in its reasonable discretion);

                  (7) legal fees (except as excluded below), administrative expenses, and accounting fees and expenses;

                  (8) costs of any service not provided to the Building on the Commencement Date but thereafter provided by Lessor in the prudent management of the Building of general benefit to all tenants of the Building;

                  (9) charges for lobby attendant or security services;

                  (10) charges for cleaning services and supplies furnished to common and public areas of the Building;

                  (11) costs associated with the provision or operation of any common facilities and service amenities of general benefit to all tenants of the Building; and

                  (12) the cost of maintaining management or engineering offices for the Building (not to exceed 1,500 rentable square feet), including rent thereon.

Exclusions from "Operating Expenses"

         Notwithstanding the foregoing to the contrary, Operating Expenses shall not include the following (collectively, "EXCLUDED ITEMS"):

                          (i) debt service, including interest, financing costs
and amortization of mortgages;

                          (ii) painting or decorating other than in common or
public areas of the Building;

                          (iii) any tenant work performed or alteration of space
leased to tenants or occupants of the Building whether such work or alteration is performed for the initial occupancy by such tenant or occupant or thereafter;

                          (iv) the cost of alterations, capital improvements and
replacements which under generally-accepted accounting principles are properly classified as capital expenditures, except as set forth in subsection (B)(5) above;

                          (v) any cash or other consideration paid by Lessor on
account of, with respect to, or in lieu of tenant work or alterations described in clause (iii) above;

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                          (vi) base ground rent (if any), plus escalations
thereto, but exclusive of real estate taxes, utilities and other "net" elements constituting rent under a ground lease;

                          (vii) depreciation or amortization on the Building
except as provided in subsection (B)(5) above;

                          (viii) repairs or replacements (a) necessitated by the
gross negligence or willful misconduct of Lessor or its employees or agents, or
(b) except as set forth in (B)(5) above, required to cure violations of governmental laws, ordinances, rules and regulations applicable to the Building;

                          (ix) costs of enforcement of leases;

                          (x) salaries, commissions, fringe benefits and other
compensation paid to (a) officers or executives of Lessor, Lessor's Agent (except as specifically permitted herein, it being understood that compensation of personnel above the level of general manager shall in no event be included in Operating Expenses) or their affiliates or (b) employees of Lessor who devote only a portion of their time to the maintenance or operation of the Building to the extent that such salaries, fringe benefits and other compensation are properly allocated to work spent on matters unrelated to the Building;

                          (xi) leasing commissions, advertising and promotional
expenses and any other comparable expenses directly related to leasing or procuring tenants or negotiating with prospective tenants;

                          (xii) legal fees, accounting fees and other
professional and consulting fees (a) incurred in procuring tenants for the Building, (b) incurred in connection with Lessor's gross negligence or willful misconduct or non-compliance with any mortgage, deed of trust or ground lease relating to the Building, (c) relating to enforcing any leases or any landlord/tenant proceeding, (d) relating to the defense of Lessor's title to, or interest in, the Building, (e) relating to the refinancing or sale of the Building or any interest therein; or (f) relating to the internal affairs of the ownership entity or entities constituting Lessor;

                          (xiii) the cost of repairs incurred by reasons of fire
or other casualty or condemnation to the extent that either (a) Lessor is compensated therefor through proceeds of insurance or condemnation awards; or
(b) Lessor is not fully compensated therefor due to the failure of Lessor to obtain insurance against such fire or casualty or the decision of Lessor to self-insure; or (c) if Lessor is not fully compensated by reason of the coinsurance provisions of its insurance policies due to Lessor's failure to obtain and maintain a sufficient amount of insurance coverage;

                          (xiv) any cost representing an amount paid for
services or materials to a related person, firm or entity to the extent such amount exceeds the amount that would be paid for such services or materials of comparable quality at the then-existing market rates to an unrelated person, firm or corporation (no management fee or related fees meeting the standard set forth in exclusion (xxiii), or portion thereof, shall be excluded from Operating Expenses pursuant to the provisions hereof);


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                         (xv) all expenses for which Lessor has received
reimbursement (such as by insurance and by other tenants of the Building) except as additional rent under comparable provisions in this Section of this Lease;

                          (xvi) income or franchise taxes or such other taxes
imposed upon or measured by Lessor's net income from the operation of the Building;

                          (xvii) costs allocable to properties other than the
Building in which Lessor or any partner thereof has a direct or indirect interest;

                          (xviii) rentals and other related expenses incurred in
leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature;

                          (xix) direct and indirect costs incurred to clean up,
contain, abate, remove, or otherwise remedy asbestos or hazardous waste (as determined by federal, state or local laws or regulations) from the Building unless the wastes were in or on the Demised Premises or the Building because of Lessee's acts or those of its agents, invitees, or subtenants;

                          (xx) the cost of performing special services or
installations to or for tenants or occupants to the extent such service exceeds that provided by Lessor to Lessee without charge hereunder;

                          (xxi) electricity costs or overtime HVAC costs, if
charged separately to any other tenant in the Building;

                          (xxii) recordation and transfer taxes and transfer
gain taxes, including, without limitation, any such taxes incurred if this Lease is recorded;

                          (xxiii) fees or expenses of property management
services provided by Lessor or parties related to or affiliated with Lessor, except to the extent such fees or expenses are not in excess of the market rate for services of comparable quality for first class office buildings in the downtown area of Washington, D.C. as charged by unaffiliated parties (provided that in no event will the following be deemed in excess of the market rate: property management fees equal to three percent (3%) of gross income derived from the Building, including net parking income (or rent under a garage lease, as applicable) and amounts received as reimbursements for Operating Expenses, Operating Costs, and Real Estate Taxes received by Lessor but excluding reimbursements of a capital nature (insurance or otherwise));

                          (xxiv) expenses incurred in connection with the
management, repair, maintenance, and replacement of the garage facilities, such as by way of example, but not in limitation, parking management fees and restriping of parking spaces; however, utilities, Real Estate Taxes and building security expenses are not separately allocated to the garage and the management services fee included in Operating Expenses will include a percentage of the net income from parking garage operation (or rent under a garage lease, as applicable);

                          (xxv) Operating Costs (as hereinafter defined);

                          (xxvi) Real Estate Taxes (as hereinafter defined);

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                          (xxvii) advertising and promotional expenses;

                          (xxviii) the cost of installing, operating, and
maintaining any specialty facility such as an observatory, broadcasting facility, restaurant or luncheon club, athletic or recreational club, theater or cafeteria (it being understood that the operating costs associated with the fitness facility and roof deck are included in Operating Expenses and Operating Costs);

                          (xxix) the cost of any additions to the Building that
result in a larger building;

                          (xxx) the cost of artwork; and

                          (xxxi) costs or payments associated with Lessor's
obtaining air rights or development rights.

         (C) Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the Operating Costs (as defined below) incurred by Lessor during any calendar year within the Lease Term. Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of all office areas in the Building, which percentage as of the date of this Lease is 20.98%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee, provided that for purposes hereof the Demised Premises shall be deemed leased by Lessee as of the date which is two (2) months following the Rent Commencement Date.

         (D) The term "OPERATING COSTS" shall mean the costs of (i) the cleaning contract and cleaning supplies, (ii) electricity and (iii) elevator maintenance contracts. Operating Costs shall not include Operating Expenses and Excluded Items.

         (E) Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of the Real Estate Taxes (as defined below). Lessee's proportionate share shall be the percentage which the total rentable square feet of the Demised Premises bears to the total rentable square feet of all office and retail areas in the Building, which percentage as of the date of this Lease is 19.93%. The amount of such percentage to be paid by Lessee for any calendar year shall be the percentage of the calendar year that the Demised Premises were leased by Lessee, provided that for purposes hereof the Demised Premises shall be deemed leased by Lessee as of the date which is two (2) months following the Rent Commencement Date.

         (F) The term "REAL ESTATE TAXES" shall mean (i) any and all real estate taxes and ad valorem taxes, surcharges, special assessments and impositions, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind levied against the Building or land upon which the Building is located, or in connection with the use thereof (including any transit, personal property, sales, rental, use, gross receipts and occupancy tax and other similar charges),
(ii) any other present or future taxes or governmental charges that are imposed upon Lessor which are in the nature of or in substitution for real estate taxes, including any tax levied or measured by the rents payable by tenants of the Building except as set forth hereinbelow, and business improvement district taxes and (iii) reasonable expenses (including reasonable attorneys' fees and appraisers' fees) incurred in reviewing, protesting or seeking a reduction of

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Real Estate Taxes. Real Estate Taxes shall not, however, include (x) income or franchise taxes or such other taxes imposed directly upon Lessor's net income from the operation of the Building and (y) recordation and transfer taxes, and
(z) any fees, penalties and interest assessed or paid as a result of Lessor's delay or failure to pay taxes or assessments. If Lessor receives a refund or credit for any Real Estate Taxes that were included in Real Estate Taxes paid by Lessee, then provided no uncured default exists hereunder, Lessor shall promptly refund Lessee's proportionate share thereof.

         (G) Lessor shall notify Lessee prior to the Rent Commencement Date and prior to the beginning of each calendar year thereafter of Lessor's estimate of the amount of Operating Expenses (the "ESTIMATED OPERATING EXPENSES"), the amount of Operating Costs (the "ESTIMATED OPERATING COSTS") and the amount of Real Estate Taxes (the "ESTIMATED REAL ESTATE TAXES") that Lessor reasonably estimates Lessor will incur for the Building during the coming calendar year, and pursuant to paragraph (H) hereof, shall advise Lessee of the amount of its Estimated Payments for the coming calendar year.

         (H) Lessee shall pay to Lessor, as additional rent, an amount equal to the sum of (a) one-twelfth (1/12th) of Lessee's proportionate share of the Estimated Operating Expenses, (b) one-twelfth (1/12th) of Lessee's proportionate share of the Estimated Operating Costs, and (c) one-twelfth (1/12th) of Lessee's proportionate share of the Estimated Real Estate Taxes (collectively the "ESTIMATED PAYMENTS"). The components of the Estimated Payments described in clauses (a), (b) and (c) of the immediately preceding sentence shall be calculated independently without reference to one another. Lessee shall commence to make its first Estimated Payments on the Rent Commencement Date. Thereafter, Lessee shall make its Estimated Payments on the first day of each calendar month. Lessee shall pay the same amount of the Estimated Payments until the amount is adjusted, effective the next succeeding January l, based upon Lessor's determination of the Estimated Operating Expenses, Estimated Operating Costs and Estimated Real Estate Taxes for the following calendar year.

         (I) Within ninety (90) days after the expiration of each calendar year (including the calendar years in which the Commencement Date and expiration or earlier termination of this Lease occurs), or as soon as reasonably practical thereafter, a firm of independent certified public accountants selected by Lessor, shall audit Lessor's books and records for the Building. Thereafter, Lessor shall determine the Operating Expenses, Operating Costs and Real Estate Taxes for such calendar year, consistent with such audit. The Operating Expenses, Operating Costs and Real Estate Taxes for each calendar year shall be those actually incurred, provided, however, that if the Building was not at least ninety-five percent (95%) occupied during the entire calendar year on a monthly weighted average basis, the Operating Expenses and Operating Costs shall be adjusted to project the Operating Expenses and Operating Costs as if the Building were ninety-five percent (95%) occupied on a monthly weighted average basis. The categories of expenses to be so adjusted in such event shall be limited to (i) electricity, (ii) nighttime janitorial services, (iii) management fee and (iv) water and sewer charges.

         (J) Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as reasonably practicable, Lessor shall submit to Lessee a statement (containing detail reasonably comparable to that set forth in EXHIBIT H attached hereto) setting forth Lessor's determination of (i) the Operating Expenses, Operating Costs and Real Estate Taxes for the

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immediately preceding calendar year; (ii) Lessee's proportionate share of such expenses; and (iii) Lessee's net obligation for such Operating Expenses, Operating Costs and Real Estate Taxes for the immediately preceding calendar year ("LESSEE'S NET OBLIGATION") which reflects the credit of Lessee's Estimated Payments for Estimated Operating Expenses, Estimated Operating Costs and Estimated Real Estate Taxes during the prior calendar year. Within thirty (30) days after the delivery of such statement (including any statement delivered after the expiration or earlier termination of this Lease), Lessee shall pay Lessor the full stated amount of Lessee's Net Obligation. If the aggregate amount of Lessee's Estimated Payments for Estimated Operating Expenses, Estimated Operating Costs and Estimated Real Estate Taxes during the prior calendar year exceeds Lessee's proportionate share of (i) the Operating Expenses, (ii) the Operating Costs and (iii) the Real Estate Taxes, the excess, at Lessor's option, shall promptly be refunded to Lessee or credited to Lessee's next payments of Monthly Rent and Estimated Payment(s), until such excess is fully refunded to Lessee.

         (K) Lessee, and/or an independent certified public accounting firm offering a full range of accounting services retained by Lessee on a non-contingent fee basis, may, at Lessee's expense, at reasonable times, upon reasonable notice, audit Lessor's books and records for the Building relating to Lessor's determination of the Operating Expenses, Operating Costs and Real Estate Taxes for the calendar year for which Lessor's current determination is being made. In any and all events any such request to audit Lessor's books and records shall be made no later than one hundred twenty (120) days following Lessee's receipt of Lessor's annual statement setting forth Lessee's Net Obligation. Lessee shall (and shall cause its employees, agents and consultants to) keep the results of any such audit or audited statements strictly confidential. Lessor shall compute the Operating Expenses, Operating Costs and Real Estate Taxes on the accrual basis. In the event that in response to an audit by Lessee, Lessor proposes to bill Lessee for additional charges incurred prior to the immediately preceding calendar year, Lessor shall not assert a claim for charges incurred earlier than two (2) calendar years preceding the immediately preceding calendar year, and if Lessor does assert a claim with respect to such two (2) calendar year period, then Lessee may audit Operating Expenses, Operating Costs, and Real Estate Taxes for such period (unless Lessee has already done so).

         (L) Notwithstanding anything herein to the contrary, if it is determined pursuant to an audit undertaken by Lessee pursuant to subsection (J) hereinabove that Lessor overstated the aggregate of Operating Expenses, Operating Costs and Real Estate Taxes for any year, then Lessor shall promptly refund any excess payment to Lessee. If Lessor overstated such aggregate by more than three percent (3%), then Lessor shall reimburse Lessee for the reasonable out-of-pocket costs (exclusive of travel related expenses, so long as such records are available for audit in metropolitan Washington, D.C.) of any audit undertaken with respect to such year pursuant to subsection (J) hereinabove. Lessee may not audit any calendar year more than once.

7.       PARKING

         During the initial Lease Term and any Extension Periods, Lessor shall obtain for Lessee an allocation of thirty-five (35) contracts (computed on the basis of one contract per 1,300 square feet of rentable area in the Demised Premises) for use by Lessee and its employees of unreserved valet parking spaces in the parking facility located in the Building, provided that, as to fifteen
(15) of such contracts (the "BASIC PARKING ALLOCATION"), Lessee notifies Lessor in writing of its

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desire to obtain all or a specified number of said parking contracts, and
Lessee enters into said contracts with the parking facility operator (the "OPERATOR") within sixty (60) days after the Rent Commencement Date.

         Lessee shall be directly responsible to the Operator for the payment of any and all fees or charges thereunder, and Lessor shall be under no obligation to pay the Operator for said parking contracts. The parking contracts for both reserved and unreserved valet parking spaces shall contain the same terms and conditions as are usually contained in such contracts with other monthly parking customers of the Operator, and the monthly rates to be paid by Lessee shall be the prevailing monthly rates charged to other monthly parking customers of the Operator for reserved and unreserved valet spaces, as applicable, said rates to increase and decrease as the prevailing monthly parking rates for other applicable monthly parking customers increases and decreases from time to time (all consistent with then current market parameters for similar garages in first class office buildings in the neighborhood of the Building). In the event, as to the Basic Parking Allocation Lessee fails to execute with the Operator the monthly parking contracts within the sixty (60) day period, or subsequently relinquishes in any manner its parking contracts, Lessor shall be under no obligation to seek restoration of the relinquished contracts or waive Lessee's failure to execute said contracts prior to expiration of the applicable sixty
(60) day period. As to the parking contracts not included in the Basic Parking Allocation (the "ADDITIONAL PARKING ALLOCATION"), in the event Lessee fails to claim such contracts, or any of them, prior to the expiration of such sixty (60) day period, or subsequently surrenders any of such contracts, Lessee shall have the right to subsequently claim or reclaim such contracts upon ninety (90) days prior written notice to Lessor.

         Upon expansion of the Demised Premises pursuant to the expansion options described in the section of this Lease entitled "OPTIONS TO EXPAND," Lessor shall make available to Lessee, one additional parking contract for unreserved valet parking space per 1,300 square feet of additional space. Said additional contracts shall be made available on the same terms and conditions as set forth above (and divided into Basic Parking Allocation and Additional Parking Allocation on the same percentage basis).

8.       OPTION TO EXTEND

         Lessor grants to Lessee one (1) option to extend the term of this Lease, such option being for a period of five (5) years (hereinafter referred to as the "EXTENSION PERIOD"), provided Lessee (i) is not in default under this Lease (with respect to monetary obligations or material non-monetary obligations) beyond the expiration of applicable notice and cure provisions on the date Lessee notifies Lessor of its intent to exercise this option, and (ii) has not sublet more than forty-five percent (45%) of the Demised Premises (other than to subsidiaries or affiliates, as hereinafter defined). Lessee may exercise this option to extend only by serving on Lessor written notice of its intent to exercise the aforesaid option no later than thirteen (13) months, nor earlier than fifteen (15) months, prior to the date of expiration of the initial term of this Lease.

         The Monthly Rent for the Extension Period shall be determined by the mutual agreement of Lessor and Lessee within thirty (30) days after the date Lessor receives Lessee's notice of its election to extend the term of this Lease for the Extension Period. The Monthly Rent for the

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applicable Extension Period shall be based upon one hundred percent (100%)
of the then current Market Base Rent (as hereinafter defined) for the Demised Premises.

         Lessee's obligation to pay as additional rent its proportionate share of the Operating Expenses, Operating Costs and Real Estate Taxes as provided for in the section of this Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES", shall continue uninterrupted from the initial term of this Lease for the Extension Period. All other terms and provisions of this Lease shall remain in full force and effect during the Extension Period, provided, however, Lessee shall have no further option to extend the term of this Lease beyond that set forth herein.


         In the event Lessor and Lessee are unable to agree within the thirty
(30) day period upon the then current Market Base Rent for the Demised Premises in order to determine the Monthly Rent for the Extension Period, then the current Market Base Rent upon which the Monthly Rent for the Extension Period will be based shall be determined by a board of three (3) licensed real estate agents. Lessor and Lessee shall each appoint one (1) agent within ten (10) days after expiration of the thirty (30) day period, or sooner if mutually agreed upon. The two so appointed shall select a third within ten (10) days after they both have been appointed. Each agent on said board shall be licensed in the District of Columbia as a real estate agent, specializing in the field of commercial leasing in the downtown and central business district areas of Washington, D.C., having no less than ten (10) years experience in such field, and recognized as ethical and reputable within his or her field. Each agent, within ten (10) days after the third agent is selected, shall submit his or her determination of said market base rate. The current Market Base Rent shall be the mean of the two closest rental rate determinations, unless there are no two
(2) closest rental rate determinations, in which case the middle of the three
(3) shall govern, and the initial Monthly Rent for the Extension Period shall be based upon said current Market Base Rent. In arriving at their individual rental rate determinations, each agent shall consider and analyze all the components of this Lease (as well as the number of months in the future that the Extension Period will commence), and apply to them the current market factors for Market Base Rent. Lessor and Lessee shall each pay the fee of the agent selected by it and they shall share the payment of the fee of the third agent.


         "MARKET BASE RENT" shall mean the prevailing base rental, expressed in dollars per rentable square foot, that would be received by landlords renting comparable space (i.e., quality, size and existing condition) in comparable buildings in equally desirable parts of downtown Washington, D.C. to private sector tenants as of the date a determination of Market Base Rent is required, adjusted to reflect any and all rental abatements and other such inducements of landlords then prevailing, including construction allowances and architectural allowances. In determining Market Base Rent the parties shall (x) not take into account or give credit to Lessee for any savings to Lessor that may be attributable to the avoidance of "downtime" for marketing, and/or construction, and (y) consider and analyze all of the components of the Lease (as well as the number of months in the future that the renewal or expansion, as applicable, will occur), and apply to them for the current market factors.

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9.       OPTIONS TO EXPAND

         (A) Lessee shall have the option to add to the Demised Premises an additional area containing approximately Three Thousand Four Hundred Fifty-one (3,451) square feet of rentable area on the eighth (8th) floor of the Building (i.e. all of the remaining rentable area on such floor), as generally indicated on the floor plan attached as EXHIBIT A-2 (being identified as the "FIRST OPTION SPACE"), provided Lessee (i) is not in default of its obligations under this Lease (with respect to monetary obligations or material non-monetary obligations) beyond the expiration of any applicable notice and/or cure periods on the date Lessee notifies Lessor of its intent to exercise this right, and
(ii) has not sublet more than forty five percent (45%) of the Demised Premises (other than to subsidiaries or affiliates, hereinafter defined). Lessee may exercise this option to expand by giving written notice later than the last day of the fourth (4th) Lease Year and no earlier than the first day of the ninth
(9th) month of such Lease Year. Such notice shall specify that Lessee has elected to exercise this option. If Lessee gives notice of its intent to exercise said option to expand the Demised Premises to include the First Option Space, Lessor shall deliver the First Option Space to Lessee on a date designated by Lessor, which date shall be a date certain within the first nine
(9) months of the sixth Lease Year (the "FIRST OPTION SPACE DELIVERY DATE"). Lessee may not lease less than all of the First Option Space. Lessor shall, no later than thirty (30) days following Lessee's written request (made no earlier than the first day of the ninth (9th) month of the fourth (4th) Lease Year, advise Lessee of the First Option Space Delivery Date. Upon Lessee's written request thereafter from time to time, Lessor shall advise Lessee of any anticipated delays with respect thereto. Upon Lessee's verbal request from time to time, Lessor shall verbally update Lessee regarding any potential delays in delivering the First Option Space.


         Lessee's exercise of said option shall be subject to the following conditions: (i) Lessee shall accept the First Option Space as part of the Demised Premises, in its then "as is" condition subject to latent defects in the base building (but if such space has never been built out with tenant improvements, then finished with the shell improvements described in EXHIBIT B);
(ii) the term of this Lease with regard to the First Option Space shall commence on the date on which Lessor delivers possession of the First Option Space to Lessee (the "FIRST OPTION SPACE COMMENCEMENT DATE"), and said term shall be coterminous with the term of this Lease and any extension thereof; (iii) Lessee's obligation to pay Monthly Rent for the First Option Space shall commence on the earlier of (x) the date that is sixty (60) days after the First Option Space Commencement Date and (y) the date on which Lessee commences to use the First Option Space for the normal conduct of business (the "FIRST OPTION SPACE RENT COMMENCEMENT DATE"); (iv) the Monthly Rent for the First Option Space shall be an amount equal to the product of the number of rentable square feet in the First Option Space multiplied by the Monthly Rent per rentable square foot Lessee is then paying for the Demised Premises; (v) the percentage of Lessee's proportionate share of Operating Expenses, Operating Costs and Real Estate Taxes shall be revised and increased to reflect the addition of the First Option Space to the Demised Premises in accordance with the calculation of such percentage set forth in the section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES," such revised percentage to become effective as of the First Option Space Rent Commencement Date, with appropriate pro rata adjustments being made in the calculation of Lessee's proportionate share of the Operating Expenses, Operating Costs and Real Estate Taxes

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for the calendar year in which such revised percentage becomes effective;
(vi) Lessee shall receive an improvements allowance (the "FIRST OPTION
SPACE REMODELING ALLOWANCE") in an amount equal to the product of Ten
Dollars ($10.00) multiplied by the number of rentable square feet in the First Option Space, such allowance to be disbursed on a monthly basis in accordance with the same procedures utilized with respect to disbursement of the Allowance (hereinafter defined)and (vii) all other terms and conditions of this Lease shall be generally applicable to the First Option Space, except as the same are specifically modified by the mutual agreement of the parties at that time.

         Notwithstanding the foregoing, in the event Lessor is unable to deliver possession of the First Option Space (or any portion thereof) to Lessee on the First Option Space Delivery Date, due to the prior tenant's failure to vacate the First Option Space on a timely basis or for any reason or condition beyond Lessor's control, then Lessor, its agents and employees, shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, nor shall the obligation of Lessee to accept said First Option Space (or any portion thereof) be excused, except that Monthly Rent and additional rent which would be directly attributed to the First Option Space shall not commence until the date which is sixty (60) days after the date Lessor delivers possession (following seven (7) business days notice of the availability thereof) of the First Option Space to Lessee (or, if earlier, the date on which Lessee commences to use the space for the normal conduct of business). In such event, Lessor shall use commercially reasonable efforts to
(a) make the First Option Space available to Lessee at the earliest possible time, and/or (b) cause such existing tenant(s) to vacate the First Option Space at the earliest possible time. Lessor shall not, however, have any duty to file a suit for possession against a tenant holding over in the First Option Space prior to the date which is one (1) month following the expiration date of the lease therefor (but thereafter suit shall be promptly filed and diligently pursued). In order to minimize the risk of a holdover tenancy beyond the ninth
(9th) month of the sixth Lease Year, and/or the duration of any such holdover tenancy (i) Lessor shall not lease the First Option Space for a term expiring later than the ninth (9th) month of the sixth Lease Year , (ii) in any such lease, Lessor shall include a provision for holdover rent comparable to the provision included in this Lease, and (iii) Lessor shall use commercially reasonable best efforts to enforce such holdover provisions starting upon the expiration of the tenant's lease (subject to the foregoing provision with respect to filing of a suit for possession). Notwithstanding anything set forth herein to the contrary, in the event that Lessor has failed for any reason to deliver possession of the First Option Space to Lessee within one hundred twenty
(120) days after the First Option Space Delivery Date, Lessee shall have the right, but not the obligation, at any time thereafter (prior to the date on which Lessee actually delivers possession thereof to Lessee) to rescind the exercise of said option, and to be excused from accepting the First Option Space, without liability.

         (B) Lessee shall have the option to add to the Demised Premises an additional area containing approximately Six Thousand Six Hundred Four (6,604) square feet of rentable area on the sixth (6th) floor of the Building (i.e. all of the remaining rentable area on such floor), as generally indicated on the floor plan attached as EXHIBIT A-3 (being identified as the "SECOND OPTION SPACE"), provided Lessee (i) is not in default of its obligations under this Lease (with respect to monetary obligations or material non-monetary obligations) beyond the expiration of any applicable notice and/or cure periods on the date Lessee notifies Lessor of its intent to

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exercise this right, and (ii) has not sublet more than forty-five percent
(45%) of the Demised Premises (other than to subsidiaries or affiliates, hereinafter defined). Lessee may exercise this option to expand by giving written notice no later than the last day of the sixth (6th) Lease Year and no earlier than the first day of the ninth (9th) month of such Lease Year. Such notice shall specify that Lessee has elected to exercise this option. If Lessee gives notice of its intent to exercise said option to expand the Demised Premises to include the Second Option Space, Lessor shall deliver the Second Option Space to Lessee on a date designated by Lessor, which date shall be a date certain within the first nine (9) months of the eighth (8th) Lease Year (the "SECOND OPTION SPACE DELIVERY DATE"). Lessee may not lease less than all of the Second Option Space. Lessor shall, no later than thirty (30) days following Lessee's written request (made no earlier than the first day of the ninth (9th) month of the sixth (6th) Lease Year, advise Lessee of the Second Option Space Delivery Date. Upon Lessee's written request thereafter from time to time, Lessor shall advise Lessee of any anticipated delays with respect thereto. Upon Lessee's verbal request from time to time, Lessor shall verbally update Lessee regarding any potential delays in delivering the Second Option Space.

         Lessee's exercise of said option shall be subject to the following conditions: (i) Lessee shall accept the Second Option Space as part of the Demised Premises, in its then "as is" condition subject to latent defects in the base building (but if such space has never been built out with tenant improvements, then finished with the shell improvements described in EXHIBIT B);
(ii) the term of this Lease with regard to the Second Option Space shall commence on the date on which Lessor delivers possession of the Second Option Space to Lessee (the "SECOND OPTION SPACE COMMENCEMENT DATE"), and said term shall be coterminous with the term of this Lease and any extension thereof;
(iii) Lessee's obligation to pay Monthly Rent for the Second Option Space shall commence on the earlier of (x) the date that is sixty (60) days after the Second Option Space Commencement Date and (y) the date on which Lessee commences to use the Second Option Space for the normal conduct of business (the "SECOND OPTION SPACE RENT COMMENCEMENT DATE"); (iv) the Monthly Rent for the Second Option Space shall be an amount equal to the product of the number of rentable square feet in the Second Option Space multiplied by the Monthly Rent per rentable square foot Lessee is then paying for the Demised Premises; (v) the percentage of Lessee's proportionate share of Operating Expenses, Operating Costs and Real Estate Taxes shall be revised and increased to reflect the addition of the Second Option Space to the Demised Premises in accordance with the calculation of such percentage set forth in the section of this Lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES," such revised percentage to become effective as of the Second Option Space Rent Commencement Date, with appropriate pro rata adjustments being made in the calculation of Lessee's proportionate share of the Operating Expenses, Operating Costs and Real Estate Taxes for the calendar year in which such revised percentage becomes effective;
(vi) Lessee shall receive an improvements allowance (the "SECOND OPTION SPACE REMODELING ALLOWANCE") in an amount equal to the product of Ten Dollars ($10.00) multiplied by the number of rentable square feet in the Second Option Space, such allowance to be disbursed on a monthly basis in accordance with the same procedures utilized with respect to disbursement of the Allowance; and (vii) all other terms and conditions of this Lease shall be generally applicable to the Second Option Space, except as the same are specifically modified by the mutual agreement of the parties at that time.

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         Notwithstanding the foregoing, in the event Lessor is unable to deliver possession of the Second Option Space (or any portion thereof) to Lessee on the Second Option Space Delivery Date, due to the prior tenant's failure to vacate the Second Option Space on a timely basis or for any reason or condition beyond Lessor's control, then Lessor, its agents and employees, shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, nor shall the obligation of Lessee to accept said Second Option Space (or any portion thereof) be excused, except that Monthly Rent and additional rent which would be directly attributed to the Second Option Space shall not commence until the date which is sixty (60) days after the date Lessor delivers possession (following seven (7) business days notice of the availability thereof) of the Second Option Space to Lessee (or, if earlier, the date on which Lessee commences to use the space for the normal conduct of business). In such event, Lessor shall use commercially reasonable efforts to
(a) make the Second Option Space available to Lessee at the earliest possible time, and/or (b) cause such existing tenant to vacate the Second Option Space at the earliest possible time. Lessor shall not, however, have any duty to file a suit for possession against a tenant holding over in the Second Option Space prior to the date which is one (1) month following the expiration date of the lease therefor (but thereafter suit shall be promptly filed and diligently pursued). In order to minimize the risk of a holdover tenancy beyond the ninth
(9th) month of the eighth Lease Year, and/or the duration of any such holdover tenancy (i) Lessor shall not lease the Second Option Space for a term expiring later than the ninth (9th) month of the eighth Lease Year , (ii) in any such lease, Lessor shall include a provision for holdover rent comparable to the provision included in this Lease, and (iii) Lessor shall use commercially reasonable best efforts to enforce such holdover provisions starting upon the expiration of the tenant's lease (subject to the foregoing provision with respect to filing of a suit for possession). Notwithstanding anything set forth herein to the contrary, in the event that Lessor has failed for any reason to deliver possession of the Second Option Space to Lessee within one hundred twenty (120) days after the Second Option Space Delivery Date, Lessee shall have the right, but not the obligation, at any time thereafter (prior to the date on which Lessee actually delivers possession thereof to Lessee) to rescind the exercise of said option, and to be excused from accepting the Second Option Space, without liability.

10.      STORAGE SPACE
         -------------
         In addition to the Demised Premises, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor from and after the Rent Commencement Date, approximately 500(+/- 10%, at Lessor's option) rentable square feet of storage space (i.e. in two (2) discrete but contiguous pieces) on a below grade level in the Building (the "STORAGE SPACE") in a location selected by Lessor and approved by Lessee, such approval not to be unreasonably withheld. The monthly rent for said Storage Space during the initial term (from and after the Rent Commencement Date) shall be calculated as follows:


                                                     ANNUAL RATE PER
PERIOD                                                 SQUARE FOOT
------                                               --------------
First Lease Year                                         $17.00
Second Lease Year                                        $17.34
Third Lease Year                                         $17.69
Fourth Lease Year                                        $18.04
Fifth Lease Year                                         $18.40

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                                                     ANNUAL RATE PER
PERIOD                                                 SQUARE FOOT
------                                               --------------
Sixth Lease Year                                         $20.40
Seventh Lease Year                                       $20.81
Eighth Lease Year                                        $21.23
Ninth Lease Year                                         $21.65
Tenth Lease Year                                         $22.08

         Upon selection of the Storage Space, Lessor and Lessee shall execute an addendum to this Lease confirming the rent therefor based on the above amounts.

         In the event that Lessee exercises its option to extend the term of the Lease as provided in the section of the Lease entitled "OPTION TO EXTEND," the monthly rent for the Storage Space, shall be increased by the same proportion of increase in Monthly Rent for the Demised Premises that is mutually agreed upon by the parties or otherwise established by the board of real estate agents as herein provided.

         The Storage Space shall be constructed at Lessor's expense, and Lessor shall provide at its expense perimeter walls, entrance door, vinyl tile floors, fluorescent lighting at the level of 40 foot candles, and adequate ventilation which satisfies the requirements of all applicable District of Columbia codes and regulations.

11.      ASSIGNMENT AND SUBLETTING

         Lessee may not assign or otherwise transfer this Lease, or sublet (including permitting occupancy or use by another party) the Demised Premises, or any part thereof, without giving Lessor ten (10) business days prior written notice of Lessee's intention to assign this Lease or sublet all or any part of the Demised Premises. In the event Lessee seeks permission to sublease all or a part of the Demised Premises, the notice shall identify the proposed sublease term, including the proposed effective date thereof. In the event Lessee seeks permission to sublease a part of the Demised Premises, the notice shall also identify the area of the Demised Premises Lessee seeks to sublease. Within ten
(10) business days after receipt of said notice of intent to assign or sublease, Lessor shall have the option (i) to elect to terminate the Lease, if Lessee desires to assign this Lease, or (ii) to sublet that portion of the Demised Premises from Lessee for the term which Lessee desires to sublet that portion of the Demised Premises, at the rate and upon the same terms and conditions as Lessee is leasing the Demised Premises from Lessor. Lessor may exercise the option by giving Lessee written notice of its election to exercise the option within said ten (10) business days period. In no event may Lessee assign the Lease as to less than all of the Demised Premises.

         The effective date of termination, or the effective date of commencement of the sublease to Lessor, shall be the date Lessee has indicated it wishes to consummate any such assignment or sublease. Upon termination, all of the rights and obligations of Lessor and Lessee under the terms of this Lease shall be terminated, except that Lessee shall continue to be obligated to pay rent and all other charges for the Demised Premises which accrue to the date of termination. Notwithstanding anything to the contrary contained herein Lessee shall have the right to sublease a total of forty-five (45%) of the Demised Premises without being subject to Lessor's right to

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sublet such space as described in the immediately preceding clause (ii), so that Lessor's right to sublease areas shall apply only to areas in excess of the forty-five percent (45%) threshold.

         If Lessor does not exercise its option to terminate or sublet, Lessee may assign this Lease or sublet all or any part of the Demised Premises consistent with Lessee's notice. Lessee shall be required however to obtain Lessor's prior written consent to any assignee or any sublessee, which consent may not be unreasonably withheld, conditioned or delayed contingent upon the proposed assignee or sublessee being similar in kind and character to other office tenants in the Building and financially reliable. In the event Lessor has not responded to a request for consent to an assignment or sublease within fifteen (15) days of its receipt thereof, (which response may include a reasonable request for additional information or notice that Lessor is awaiting any required approval of its lender), Lessee may give Lessor a second notice requesting such consent. Provided such second notice states "PURSUANT TO SECTION 11 OF THE LEASE, THE FAILURE TO RESPOND TO THIS REQUEST FOR CONSENT WITHIN TEN
(10) DAYS OF YOUR RECEIPT THEREOF SHALL BE DEEMED TO BE YOUR CONSENT THERETO," then Lessor's failure to respond thereto (which response may include a reasonable request for additional information or notice that Lessor is awaiting any required approval of its lender) within ten (10) days as aforesaid shall in fact be deemed consent thereto. Where Lessor is prepared to grant its consent, Lessor shall promptly seek any required lender consent. Lessor shall also have the right to approve the form of assignment or sublease agreement, such approval not to be unreasonably withheld, conditioned or delayed. In the event that Lessee removes all or any portion of such area from the market and thereafter elects to market the same for assignment or sublease, Lessee may not assign this Lease or sublet the Demised Premises without first affording Lessor the option to terminate or sublease as previously provided for in this section.

         Lessee shall reimburse to Lessor, as additional rent, all costs and expenses, including reasonable attorney's fees, which Lessor incurs by reason of or in connection with Lessor's required review of any assignment, sublease, or leasehold mortgage proposed or granted by Lessee (whether or not permitted under this Lease), and all negotiations and actions with respect thereto, such additional rent to be due and payable within fifteen (15) days of receipt of a statement of such costs and expenses from Lessor.

         If any sublease, assignment or other transfer (whether by operation of law or otherwise) provides that the subtenant, assignee or other transferee is to pay any amount in excess of the sum of (a) the rent and other charges due under this Lease, plus (b) the reasonable, out-of-pocket expenses (excluding any costs attributable to vacancy periods or "downtime") which Lessee reasonably incurred in connection with the procurement of such sublease, assignment or other transfer (including without limitation reasonable brokerage fees, attorneys' fees and expenses, remodeling costs, and allowances), then whether such excess be in the form of an increased monthly or annual rental, a lump sum payment, payment for the sale, transfer or lease of Lessee's fixtures, leasehold improvements, furniture and other personal property, or any other form (and if the subleased or assigned space does not constitute the entire Demised Premises, the existence of such excess shall be determined on a pro rata basis), Lessee shall pay fifty percent (50%) of any such excess as additional rent no later than thirty (30) days after Lessee's receipt thereof. Lessor shall have the right to inspect and audit Lessee's books and records relating to any sublease, assignment or other transfer and expenses incurred by Lessee in connection therewith.

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         No assignment of this Lease shall be effectuated by operation of law or otherwise without the prior written consent of Lessor, such consent not to be unreasonably withheld, conditioned or delayed. For the purposes of this Lease, the transfer of fifty percent (50%) or more of the ownership interest of Lessee or the transfer and/or issuance of more than fifty percent (50%) of the voting stock of Lessee, if Lessee is not a publicly held corporation, to any persons or entities that are not owners or stockholders of Lessee on the date of execution of this Lease shall be deemed an assignment of this Lease thereby giving Lessor the option to terminate this Lease as provided above.

         Notwithstanding any other provision of this Lease to the contrary, Lessee has the right to assign this Lease or sublet the Demised Premises in whole or in part to any subsidiary, affiliate or successor entity upon giving Lessor ten (10) days prior written notice of such assignment or subleasing. Such an assignment or sublease shall not trigger Lessor's right to terminate the Lease, or to sublet the space from Lessee, or subsequently require Lessor's consent to any assignee or sublessee. A "SUBSIDIARY" of Lessee shall mean any corporation not less than fifty percent (50%) of whose outstanding voting stock shall, at the time, be owned, directly or indirectly, by Lessee. An "AFFILIATE" of Lessee shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Lessee. A "SUCCESSOR ENTITY" of Lessee shall mean a corporation or other business entity into or with which Lessee shall be merged or consolidated, or to which all or substantially all of the assets of Lessee may be transferred or sold. For purpose of the definition of "AFFILIATE," the word "CONTROL" (including "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any corporation, partnership, or association, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular corporation, partnership or association, whether through the ownership of voting securities or by contract or otherwise.

         The consent by Lessor to any assignment or subletting to any party other than Lessor, including a subsidiary or affiliate, shall not be construed as a waiver or release of Lessee from the terms of any covenant or obligation under this Lease. Lessor's collection or acceptance of rent from any assignee of Lessee shall not constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Lessee from giving Lessor said thirty (30) days notice or from obtaining the consent in writing of Lessor to any further assignment or subletting. In the event that Lessee is in default of any term or provision of this Lease (with respect to monetary obligations or material non-monetary obligations) beyond the expiration of an applicable notice and/or cure periods, Lessee hereby assigns to Lessor the rent due from any subtenant of Lessee and hereby authorizes and directs each such subtenant, upon notice from Lessor, to pay said rent directly to Lessor, the collection or acceptance of rent from any subtenant in such instance not to constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease.

         Lessee may not mortgage or encumber this Lease without the prior written consent of Lessor.

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12.      ALTERATIONS

         Lessee shall make no alterations, installations, additions or improvements (hereinafter collectively called "ALTERATIONS") in or to the Demised Premises or the Building (other than Immaterial Alterations, hereinafter defined) without Lessor's prior written consent. Consent by Lessor to Lessee's Alterations shall not be unreasonably withheld, conditioned or delayed, except that as to Alterations made subsequent to the Rent Commencement Date, Lessor may withhold its consent for any reason with regard to requested Alterations (other than Immaterial Alterations) by Lessee which (i) affect the structure of the Building or the mechanical, plumbing or electrical systems of the Building, or
(ii) could cause the imposition of additional costs or obligations on Lessor (which are not reimbursed or reimbursable by Lessee to Lessor's reasonable satisfaction). Except with respect to Immaterial Alterations (hereinafter defined), Lessee, at its sole cost and expense, shall provide Lessor with a copy of the original or revised full-floor mechanical and electrical plans for the floor or floors on which the Alterations are to be made, revised by the Building architect and engineers to show Lessee's proposed Alterations. If any Alterations are made without the prior written consent of Lessor (where such consent is required), Lessor may correct or remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor in the performance of this work. All Alterations shall be made (i) at Lessee's sole expense, (ii) at such times and in such manner as Lessor may reasonably designate, (iii) in a good, workmanlike, first class and prompt manner, (iv) using new materials only, (v) in accordance with all applicable legal requirements and the requirements of any insurance company insuring the Building, (vi) in accordance with Lessor's reasonable Construction Rules and (vii) only by such contractors or mechanics as are approved in writing by Lessor in accordance with the next following sentence. Approval of contractors or mechanics by Lessor, which approval may not be unreasonably withheld, shall be based upon the contractors or mechanics being properly licensed, their financial posture, experience and past job performance. An "IMMATERIAL ALTERATION" shall mean an Alteration which (x) is not visible from the exterior of the Demised Premises or the Building, (y) is cosmetic in nature and does not affect the Building structure or any Building system, and
(z) costs less than Fifty Thousand Dollars ($50,000.00).

         All Alterations to the Demised Premises, whether made by Lessor or Lessee, and whether at Lessor's or Lessee's expense, or the joint expense of Lessor and Lessee, shall be and remain the property of Lessor. Notwithstanding the foregoing, however, any Alterations, fixtures or any other property installed in the Demised Premises at the sole expense of Lessee and with respect to which Lessee has not been granted any credit or allowance by Lessor and which can be removed without causing material damage to the Building or the Demised Premises, shall be and remain the property of Lessee. In the event Lessee removes any of these Alterations and the like, Lessee agrees, at Lessor's election, to (A.) repair any damage to the Demised Premises and the Building caused by said removal and to restore the Demised Premises to a condition no less than the Building standard condition or (B.) pay Lessor, as additional rent, for all costs incurred by Lessor to undertake such repairs. Any replacements of any property or improvements of Lessor, whether made at Lessee's expense or otherwise, shall be and remain the property of Lessor.

         Lessor, at the expiration or earlier termination of the term of the Lease, may elect to require Lessee to remove all or any part of the Alterations made by Lessee subsequent to the Rent Commencement Date, unless Lessor agrees in writing not to require the removal of any

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Alterations at the time Lessor consents to the Alterations. Removal of
Lessee's Alterations shall be at Lessee's cost and expense, and Lessee shall, at its cost and expense, repair any damage to the Demised Premises or the Building caused by such removal. Lessee shall have no duty to remove any Alterations made prior to the Rent Commencement Date and approved by Lessor as herein provided, including any internal stairway.

         Lessee shall remove all of Lessee's property at the expiration or earlier termination of the Lease. In the event Lessee does not remove Lessee's property at the expiration or earlier termination of the Lease, such property shall become the property of Lessor.

         In the event Lessee fails to remove its property or the Alterations requested to be removed by Lessor on or before the expiration or earlier termination of the term of the Lease, then Lessor may remove such property and Alterations from the Demised Premises at Lessee's expense, and Lessee hereby agrees to pay to Lessor, as additional rent, the cost of such removal together with any and all damages which Lessor may suffer and sustain by reason of the failure of Lessee to remove the same. Said amount of additional rent shall be due and payable upon receipt by Lessee of a written statement of costs and damages from Lessor.

         Lessor shall provide to Lessee a cash construction allowance (the "ALLOWANCE") equal to Two Million Three Hundred Eighty-one Thousand Three Hundred Ninety-six and 00/100 Dollars ($2,381,396.00) computed as the product of
(i) 44,932 (i.e., the number of square feet of rentable area in the Demised Premises), and (ii) Fifty-three and 00/100 Dollars ($53.00). The Allowance may be used to pay any and all costs associated with the design or construction of Lessee's improvements to the Demised Premises, including the costs of permits, licenses and construction management fees, life safety systems and sprinkler installations within the Demised Premises, space planning, architectural and design fees, phone and computer cabling and installation costs, and costs of fixtures, furnishings, and equipment. Any portion of the Allowance not applied to design or construction of improvements to the Demised Premises as aforesaid may be applied by Lessee to pay Monthly Rent and Estimated Payments first due and owing hereunder.

         The Allowance shall be disbursed by Lessor, from and after the date hereof, on a monthly basis as costs are incurred, to (i) Lessee for reimbursement of approved expenditures made by Lessee; or (ii) directly to Lessee's general contractors (but not other vendors or subcontractors), such direct disbursements to be made only upon Lessor's receipt of a written request from Lessee authorizing such disbursements. In order to request a disbursement of the Allowance by Lessor, Lessee shall submit to Lessor (i) executed service or work contracts with contractors (approved by Lessor in accordance with the approval standards described above) for work to be performed and in which an advance payment is required; (ii) construction requisitions for work in progress with a certification of a space planner or architect that the work has been completed to the level specified in the requisition; or (iii) paid invoices for fully completed services or construction work, with any such construction work previously reviewed and approved by Lessor. Lessee shall also furnish Lessor with partial lien waivers from its general contractor(s) and subcontractors, current through the most recent requisition of the Allowance, and a final release of lien from any contractor whose work has been completed, it being understood that all contracts with general contractors shall provide for a retainage of 10%, such retainage to be paid upon delivery of the lien release and receipt of a certificate from the architect stating that such

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work has been completed (including completion of the " punchlist"). Lessor shall promptly review the requisition materials submitted by Lessee, and, provided such materials are complete, and further provided that the aggregate disbursements of the Allowance (including the disbursement then being requisitioned by Lessee) do not exceed the total amount of the Allowance, Lessor shall make the requested disbursement within thirty (30) days following its receipt of Lessee's requisition materials. In the event the request is not complete with regard to the supporting documentation, then Lessor shall promptly notify Lessee of the deficiency.

         In connection with Lessee's improvements to the Demised Premises, Lessee shall pay to CarrAmerica Development, Inc. ("CADI"), an affiliate of Lessor, in the form of a debit against the Allowance, the reasonable cost of monitoring Lessee's work, such cost to be billed on an hourly basis (at $150.00 per hour) and not to exceed, in the aggregate, Fifteen Thousand and 00/100 Dollars ($15,000.00).

         Provided Lessee elects to do so by written notice to Lessor given no later than March 1, 2000, Lessee shall have the right to improve both the eighth
(8th) floor and the sixth (6th) floor elevator lobbies with improvements and finishes of its own selection (but reasonably approved by Lessor following receipt of Lessee's plans and specifications therefor) in lieu of Owner making improvements using building standard multi tenant floor finishes and improvements. In the event Lessee so elects, then upon completion of such improvements and Lessor's inspection and reasonable approval thereof (but no earlier than the Rent Commencement Date), Lessor shall pay to Lessee, in addition to the Allowance, the aggregate sum of Fifty-five Thousand and 00/100 Dollars ($55,000.00) in recognition of savings to Lessor in not having to itself improve such lobbies with building standard improvements (or expend funds therefor).

13.      LIENS

         If any mechanic's or other lien is filed against the Demised Premises, or the Building of which the Demised Premises are a part, for work claimed to have been done for Lessee or materials claimed to have been furnished to Lessee, such lien shall be discharged by Lessee, at its sole cost and expense, within ten (10) business days from the date Lessee receives written demand from Lessor to discharge said lien, by the payment thereof or by filing any bond required by law. If Lessee shall fail to discharge any such lien, Lessor may, at its option, discharge the same and treat the cost thereof as additional rent, due and payable upon receipt by Lessee of a written statement of costs from Lessor. It is hereby expressly covenanted and agreed that such discharge of any lien by Lessor shall not be deemed to waive or release Lessee from its default under the Lease for failing to discharge the same.

         Lessee will indemnify and hold harmless Lessor from and against any and all claims, damages and expenses incurred by Lessor, arising from any liens placed against the Demised Premises or the Building and the land upon which it is situated, as a result of Lessee undertaking construction work in the Demised Premises at its own cost and under its own control and direction, or making any Alterations to the Demised Premises.


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14.      MAINTENANCE

         (A) Lessee shall keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, shall take good care thereof, and shall suffer no waste or injury thereto. At the expiration or earlier termination of the term of this Lease, Lessee shall surrender the Demised Premises broom clean and in the same order and condition in which they were on the Commencement Date, ordinary wear and tear and damage by the elements, fire and other insured casualty excepted.

         (B) Lessor shall keep and maintain in good order and repair (and in compliance with all applicable laws and codes), and replace as needed, the base-building structure, and systems, including the roof, foundations, exterior walls, windows, garage interior structural walls and slabs, elevators, electrical, mechanical, plumbing and HVAC systems, and the ground floor lobby and other common areas and facilities of the Building. Lessor shall keep, maintain and operate the Building at all times during the initial Lease Term and any and all Extension Periods as a first class office building in downtown Washington, D.C. Lessor shall promptly respond to any request for repair of any condition which is Lessor's responsibility as herein set forth, whether located in the Demised Premises or the common areas.

15.      SIGNS AND ADVERTISEMENTS

         No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building (other than within the Demised Premises), except with Lessor's prior written consent and then only in such place, number, size, color and style (i.e., Building standard lettering) as is authorized by Lessor. If any such sign, advertisement or notice is exhibited without first obtaining Lessor's written consent, Lessor shall have the right to remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor by said removal, as additional rent.

         Lessor agrees to display Lessee's name and the names of Lessee's personnel whose primary work station is in the Building, on the Building directory, (provided that such strips shall not exceed in the aggregate one (1) strip for each 1,000 rentable square feet in the Demised Premises from time to time, or if greater, Lessee's pro rata share of the available space on the directory board) in the size and style of lettering used by Lessor, at Lessor's expense. Any changes in the initial strips shall be at Lessee's expense. Lessee may display its name on the main entry door of the Demised Premises in Building standard color, size and style of lettering, at Lessee's expense.

         Lessor shall have the right to prohibit any published advertisement of Lessee which in its reasonable opinion tends to impair the reputation of the Building or its desirability as a high-quality office building, and, upon written notice from Lessor, Lessee shall immediately refrain from and discontinue any such advertisement.

16.      DELIVERIES AND MOVING OF LESSEE'S PROPERTY

         No furniture, equipment or other bulky matter of any description shall be received into the Building or carried in the elevators except in the manner and during the times reasonably

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approved by Lessor. Lessee shall obtain Lessor's determination prior to moving said property into the Building. All moving of furniture, equipment and other material within the public areas shall be under the direct control and supervision of Lessor who shall, however, not be responsible for any damage to or charges for moving the same. Lessor shall have the sole right to reasonably determine the load capacities of the elevators of the Building and to determine if Lessee's property can be safely transported in the elevators. Lessee agrees promptly to remove from the sidewalks adjacent to the Building any of the Lessee's furniture, equipment or other material there delivered or deposited.

17.      LESSEE'S EQUIPMENT

         Lessee will not install or operate in the Demised Premises any electrically operated equipment or other machinery, other than typewriters, personal computers, LAN servers, word processing machines, adding machines, radios, televisions, tape recorders, dictaphones, bookkeeping machines, copying machines, clocks, and other business machines and equipment and kitchen equipment normally employed for general office use which do not require high electricity consumption for operation, without first obtaining the prior written consent of Lessor, who may condition such consent upon payment by Lessee of additional rent as compensation for additional consumption of electricity and/or other utility services. Such additional rent shall be in addition to Lessee's obligations, pursuant to the section of this Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES," to pay its proportionate share of increases in Operating Costs.

         If any or all of Lessee's equipment requires electricity consumption in excess of the capacity of the electrical system installed by Lessor in the Demised Premises, all additional transformers, distribution panels and wiring that may be required to provide the amount of electricity required for Lessee's equipment shall be installed by Lessor at the cost and expense of Lessee. If Lessee's equipment causes Lessee's consumption of electricity to exceed an average of five (5) watts per rentable square foot, or if such equipment is to be consistently operated beyond the normal Building hours of 8:00 a.m. to 8:00 p.m., Monday through Friday, and 9:00 a.m. to 5:00 p.m. on Saturday, Lessor at its option may install (i) a separate electric meter for the Demised Premises at Lessee's sole cost and expense, or (ii) a separate meter for the specific equipment that is causing Lessee's excessive consumption of electricity at Lessee's sole cost and expense. In the event Lessor installs a separate meter for the Demised Premises, Lessee shall then pay the cost of electricity it consumes as recorded by such meter directly to the electric company, and an appropriate adjustment shall be made to Lessee's proportionate share of Operating Costs to reflect Lessee's reduced consumption of electricity because of such separate metering of the Demised Premises. In the event Lessor separately meters the specific equipment, Lessee shall be billed periodically by Lessor based upon such consumption, but no adjustment shall be made to Lessee's proportionate share of Operating Costs.

         Lessee shall not install any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the Demised Premises or the Building without first obtaining the prior written consent of Lessor, such consent not to be unreasonably withheld. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building or

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to any space therein to such a degree as to be reasonably objectionable to
Lessor or to any tenant in the Building shall be installed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

         Lessor shall have the right to reasonably prescribe the weight and position of all heavy equipment and fixtures, including, but not limited to, data processing equipment, record and file systems, and safes which Lessee intends to install or locate within the Demised Premises. Lessee shall obtain Lessor's prior review and approval before installing or locating heavy equipment and fixtures in the Demised Premises, and if installation or location of such equipment or fixtures, in Lessor's opinion, requires structural modifications or reinforcement of any portion of the Demised Premises or the Building, Lessee agrees to reimburse Lessor, as additional rent, for any and all costs incurred by Lessor to make such required modifications or reinforcements, and such modifications or reinforcements shall be completed prior to Lessee installing or locating such equipment or fixtures in the Demised Premises. Lessee shall reimburse Lessor within thirty (30) days of receipt of any statement setting forth those costs.

18.      SERVICES AND UTILITIES

         (A) Lessor shall provide the following utilities and services, all in a manner consistent with industry standards for first class commercial office buildings in downtown Washington, D.C.:

                  (1) Hot and cold water and lavatory supplies, it being understood and agreed that hot and cold water shall be furnished by Lessor only at those points of supply provided for general use of other tenants in the Building. In connection therewith, Lessee shall have the right to exclude other users from the restrooms on floors where Lessee is a full floor user, provided that Lessee may not exclude therefrom tenants (and their invitees) of adjoining floors when the restrooms on such adjoining floors are under repair or renovation.

                  (2) Automatically operated elevator service (with full floor lock-off) at all times (i.e. at least one (1) working elevator in service 24 hours per day, 365 days per year).

                  (3) Cleaning and char services, as specified in EXHIBIT E, after normal business hours, Monday through Friday of each week, except on the holidays listed in subparagraph (4) below.

                  (4) Heat and air-conditioning in season, in accordance with the specifications set forth in EXHIBIT I attached hereto, Monday through Friday from 8:00 a.m. to 8:00 p.m., and on Saturday from 9:00 a.m. to 5:00 p.m., except for the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day, and any other national holiday promulgated by a Presidential Executive Order or Congressional Act. Lessor shall provide heat and air-conditioning at times in addition to those specified in the preceding sentence at Lessee's expense, provided Lessee gives Lessor notice prior to 1:00 p.m. on a business day in the case of after-hours service on that business day and prior to 3:00 p.m. on the immediately preceding business day in the case of after-hours service on a Saturday, a Sunday or a holiday. Lessor shall charge Lessee for said after-hours services a rate equal to its actual cost (i.e. costs in

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connection with utilities, labor, materials, etc., as well as depreciation and overhead, as reasonably determined by Lessor) of providing such after-hour services (provided that for the first two (2) Lease Years such rate shall not exceed Fifty Dollars ($50.00) per hour per floor). In the event the same after-hours service is also requested by other tenants of a floor in addition to Lessee, the charge therefor to each tenant requesting such after-hours service shall be prorated among all requesting tenants based upon the respective square footages of each of the demised premises of the tenants requesting such after-hours service.

                  (5) Maintenance, painting and electric lighting service for all public areas and special service areas in the Building, including maintenance of any landscaping, and removal of snow and ice from sidewalks, and window washing.

                  (6) Security comparable to other first-class office buildings in the city or county where the Building is located, including a card key or other controlled access system to the Building (including the garage and lobby elevators, with a full floor elevator lock off). Lessor at its expense, shall furnish to Lessee up to 149 initial access cards for use by employees of Lessee (which Lessee may obtain within one (1) year following the Rent Commencement
Date). Any changes to or deletions of an access key once issued by Lessor shall be at Lessee's cost and expense (provided Lessee may acquire additional cards as additional office space in the Building is leased at a rate of one (1) card per every additional 300 square feet so leased..

                  (7) Electricity and proper electrical facilities to furnish (24 hours per day, 365 days per year) sufficient electricity for lighting and equipment of Lessee installed pursuant to the section of this Lease entitled, "LESSEE'S EQUIPMENT."

                  (8) Subject to applicable regulatory prohibitions and the availability of insurance at commercially reasonable rates, a fitness facility on the P-1 level of the Building (subject to reasonable rules and regulations applicable to all Building tenants). The fitness facility (including men's and women's locker rooms with showers) shall be available to Lessee's employees (and those of its subtenants) whose regular work station is at the Building, on a non-exclusive first-come, first-served basis. Lessee's employees shall have access to the fitness facility at all times, except from the hours of 10:00 p.m. to 6:00 a.m. Lessor shall not be liable to Lessee or any of its employees for injuries received by such parties while using the fitness facility, and Lessee agrees to indemnify and save harmless Lessor from any such liability (except for liability for bodily injury where Lessee establishes that Lessor or its Agent has been negligent and that such negligence was the primary and direct cause of such bodily injury). Lessor may specifically condition the use of the fitness facility by an employee of Lessee upon such employee's execution of a written waiver and release holding Lessor harmless from any and all liability, damage, expense, cause of action, suit, claim, judgment and cost of defense arising from injury to such employee occurring in the fitness facility or resulting from the use thereof.

                  (9) Subject to applicable regulatory prohibitions and the availability of insurance at commercially reasonable rates, a roof deck (with tables and chairs), on a non-exclusive first-come, first-served basis. Lessee's employees (and those of its subtenants) shall have access to the roof deck at all times, except from the hours of 10:00 p.m. to 6:00 a.m. Lessor shall not be liable to Lessee or any of its employees for injuries received by such parties while using the roof deck, and Lessee agrees to indemnify and save harmless Lessor from any such liability (except

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for liability for bodily injury where Lessee establishes that Lessor or its
Agent has been negligent and that such negligence was the primary and direct cause of such bodily injury).

                  (10) Periodic extermination and other pest control.

         (B) In the event any public utility supplying energy requires, or government law, regulation, executive or administrative order results in a requirement, that Lessor or Lessee must reduce, or maintain at a certain level, the consumption of electricity for the Demised Premises or Building, which affects the heating, air-conditioning, lighting, or hours of operation of the Demised Premises or Building, Lessor and Lessee shall each adhere to and abide by said laws, regulations or executive orders without any reduction in rent.

         (C) Lessor's inability to furnish, to any extent, these defined services, or any cessation thereof, resulting from, but not limited to, any causes including from entry from inspections, repairs, alterations, improvements and installations by Lessor, its agents, employees or contractors pursuant to the section of this Lease entitled "ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATION," or from renovation, redecoration or rehabilitation of any area of the Building, including the lobby, or any of the surrounding public spaces, shall not render Lessor liable for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of any portion of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the Building equipment or machinery cease to function properly for any cause, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for damages or for a rebate of any portion of rent on account of any interruptions in any services occasioned thereby or resulting therefrom.

         (D) Notwithstanding the foregoing, if for reasons within the control of Lessor and not caused by Force Majeure, any interruption, curtailment, stoppage or suspension of the Essential Services (as hereinbelow defined) shall continue for more than five (5) consecutive business days and shall render the Demised Premises unusable, and if Lessee shall in fact substantially cease conducting business in the Demised Premises, then so long as Lessee is not in default hereunder, all rent and additional rent due hereunder shall be abated for the period beginning on the latter of the first (1st) consecutive business day of such failure or the day Lessee ceases to conduct business in the Demised Premises, and shall continue until use of the Demised Premises is restored to Lessee. If due to a force majeure event or an event beyond the control of Lessor, any interruption, curtailment, stoppage or suspension of the Essential Services shall continue for more than twenty (20) consecutive business days and shall render the Demised Premises unusable, and if Lessee shall in fact substantially cease conducting business in the Demised Premises, then so long as Lessee is not in default hereunder, all rent and additional rent payable hereunder shall be abated for the period beginning on the latter of the first
(1st) consecutive business day of such failure or the day Lessee ceases to conduct business in the Demised Premises, and shall continue until use of the Demised Premises is restored to Lessee. For purposes hereof, "ESSENTIAL SERVICES" shall mean the provision of (a) cold water, (b) one (1) automatically-operated elevator, (c) reasonably sufficient heat and air conditioning in season (which, when the outside conditions are within the limits shown on Exhibit I, means heating and air conditioning in sufficient amounts such that the required range of temperatures set forth in EXHIBIT I are (subject to the conditions included in EXHIBIT I) not exceeded by more than 5(degree)F., on a substantially sustained basis), during the hours and days provided for in the first sentence of

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item (iv) of subsection (A) of this Section, and (d) electricity. In connection with a failure of Essential Services described in clauses (c) and/or
(d) thereof, in the event such failure affects all of one (1) floor of the Demised Premises, but not other floors thereof, Lessee in fact substantially ceases conducting business on that one (1) floor, and Lessee is otherwise entitled to abatement of rent pursuant to this paragraph, the rent shall be abated in the proportion that the rentable area of such floor bears to the rentable area of the Demised Premises.

         (E) In the event Lessor fails to furnish any services or utilities or to perform any repairs or maintenance required under this Lease and such failure significantly interferes with Lessee's use and enjoyment of the Demised Premises, then, provided no monetary or material non-monetary default then exists, if such failure is not cured by Lessor within a reasonable period after Lessor is first given notice of such failure by Lessee, and Lessor is not working diligently to rectify the problem, Lessee may deliver written notice to Lessor and to any lender(s) of Lessor of which Lessee has notice stating that Lessee intends to obtain such service or utility or to perform such repair or maintenance. Prior to Lessee undertaking any action to cure or remedy such event or condition, Lessee shall first allow Lessor and Lessor's lender(s) fifteen
(15) days following receipt by Lessor and Lessor's lender(s) of such written notice to cure or remedy the event or condition specified in Lessee's notice; provided, however, that if such event or condition cannot be cured within the fifteen (15) day period, such period shall be extended for a reasonable additional time, so long as Lessor or Lessor's lender(s) commences to cure such event or condition within the fifteen (15) day period and proceeds diligently thereafter to effect such cure. If Lessor or Lessor's lender(s) fails to cure or remedy such event or condition within such time period, then Lessee may cure or remedy such event or condition and deliver an invoice to Lessor for the reasonable and actual out-of-pocket costs and expenses incurred by Lessee therefor. Lessor shall pay to Lessee the amount of such invoice, plus interest thereon from the date of invoice at the rate of interest described in the section of this Lease entitled "LATE CHARGES", within thirty (30) days after delivery by Lessee, and the amount of such invoice (excluding interest), when paid by Lessor, shall be included within Operating Expenses or Operating Costs, to the extent such costs and expenses are included within the definition of Operating Expenses or Operating Costs contained in the section of this lease entitled "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES." In fulfilling its obligations to notify Lessor's lender(s) as hereinabove provided prior to proceeding with any action to cure or remedy an event or condition, Lessee may rely upon information most recently provided by Lessor as to the identity of any lender(s) and the address(es) thereof.

         In the event Lessee seeks to cure or remedy any event or condition which gives rise to Lessee's remedies set forth in this Section 18(E), Lessee shall (i) proceed in accordance with all applicable rules, laws and governmental regulations; (ii) use only such contractors, suppliers, etc. as are duly licensed in the District of Columbia and insured to effect such repairs and who perform such repairs in first class buildings in the normal course of their business; (iii) upon commencing such repairs, complete the same within a reasonable period of time, (iv) effect such repairs in a good and workmanlike quality; (v) use new materials; (vi) make reasonable efforts to minimize any material interference or impact on the other tenants and occupants of the Building; and (vii) indemnify and hold Lessor and its lender(s) harmless from any and all liability, damage and expense arising from injury to persons or personal property arising out of or resulting from Lessee's exercise of such rights.

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         Notwithstanding the foregoing, the provisions of this section shall not
(x) apply in the event the Demised Premises are damaged by fire, casualty or other event described in the section of this Lease entitled "DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES", and (y) be available to any assignee of Lessee requiring Lessor's consent pursuant to the provisions of the section of this Lease entitled "ASSIGNMENT AND SUBLETTING.".

19.      LESSEE'S RESPONSIBILITY FOR DAMAGE

         Any and all injury, breakage or damage to the Demised Premises or the Building arising from any cause done by Lessee or its agents, contractors, servants, employees and visitors, or by individuals and persons making deliveries to or from the Demised Premises, except as provided for in the section of this Lease entitled, "ALL RISK PROPERTY INSURANCE," shall be repaired by Lessor at the sole expense of Lessee, provided that as to any damage in the Demised Premises not involving base building components, Lessee shall be given notice and a reasonable opportunity to cure before Lessor exercises its rights hereunder. Payment of the cost of such repairs by Lessee shall be due as additional rent with the next installment of Monthly Rent after Lessee receives a bill for such repairs from Lessor. This provision shall not be in limitation of any other rights and remedies which Lessor has or may have in such circumstances.

20.      ENTRY FOR INSPECTIONS, REPAIRS AND INSTALLATIONS

         Lessee shall permit Lessor, or its agents, employees or contractors, upon twenty-four (24) hours prior notice (except in the event of an emergency) to Lessee, to enter the Demised Premises at all reasonable times and in a reasonable manner, without charge to Lessor or diminution of Monthly Rent payable by Lessee, to examine, inspect and protect the Building, and, upon one
(1) day written notice, to make such repairs as in the judgment of Lessor may be deemed necessary to maintain or protect the Building, or to exhibit the Demised Premises to prospective tenants during the last year of the term of this Lease. Lessor shall use reasonable efforts to minimize interference to Lessee's business when making inspections, examinations and/or repairs and when exhibiting the Demised Premises, including, when reasonably necessary, performing such repairs at a time other than during normal working hours.

         In the event of an emergency, Lessor may enter the Demised Premises without notice and make whatever repairs are necessary to protect the Building.

         Lessee shall permit Lessor, or its agents, employees or contractors, upon no less than ten (10) days prior written notice to Lessee, to enter the Demised Premises at reasonable times and in a reasonable manner, without charge to Lessor or diminution of Monthly Rent payable by Lessee, to make installations related to the construction of pre-occupancy tenant work being performed by Lessor for other tenants of the Building, to make repairs, alterations and improvements arising due to repairs, alterations and improvements to any areas adjoining the Demised Premises, to erect, use and maintain pipes and conduits in and through the Demised Premises, or to make installations, improvements and repairs to utility services of the Building located in or about the Demised Premises. Lessor shall use reasonable efforts to minimize interferences with Lessee's business operations, including, when reasonably necessary, performing such work at a time other than normal working hours.

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21.      INSURANCE RATING

         Lessee shall not conduct or permit to be conducted any activity, or place any equipment or property in or about the Demised Premises that will increase in any way the rate of All Risk Property insurance or other insurance on the Building, unless consented to by Lessor. Lessor's consent may be conditioned upon Lessee's payment of any costs arising directly or indirectly from such increase. If any increase in the rate of All Risk Property insurance or other insurance on the Building is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to Lessee's activity, equipment or property in or about the Demised Premises, said statement shall be conclusive evidence that the increase in such rate is due to such activity, equipment or property and, as a result thereof, Lessee shall be liable for such increase. Any such rate increase and related costs incurred by Lessor shall be deemed additional rent due and payable by Lessee to Lessor upon receipt by Lessee of a written statement of the rate increase and costs. Lessee may contest, at its sole cost and expense, any insurance rate increase, provided such action by Lessee will not adversely affect the insurance coverage of Lessor.

22.      INDEMNITY AND PUBLIC LIABILITY INSURANCE

         (A) Lessee shall indemnify and save harmless Lessor and its Agent from any and all liability, damage, expense, cause of action, suits, claims, judgments and cost of defense arising from bodily injury in and on the Demised Premises, or public areas of the Building, which arise out of the negligence or willful misconduct of Lessee, its agents or employees.

         (B) Lessee shall, at its sole cost, carry and keep in full force and effect at all times during the term of this Lease, a commercial general liability policy with a combined single limit of at least Five Million Dollars ($5,000,000.00) including coverage for bodily injury, property damage and personal injury liability.

         (C) Lessor shall indemnify and save harmless Lessee from any and all liability, damage, expense, cause of action, suits, claims, judgments and cost of defense arising from bodily injury in and on the Demised Premises, or upon any adjoining sidewalks or public areas of the Building, which arise out of the negligence or willful misconduct of Lessor, its agents or employees.

         (D) Lessor shall, at its sole cost, carry and keep in full force and effect at all times during the term of this Lease, a commercial general liability policy with a single limit of at least Five Million Dollars ($5,000,000.00) including coverage for bodily injury, property damage and personal injury liability.

23.      WORKER'S COMPENSATION INSURANCE

         Lessee shall carry and keep in full force and effect at all times during the term of this Lease, at its sole cost, worker's compensation or similar insurance in form and amounts required by law. Such insurance shall contain waiver of subrogation provisions in favor of Lessor and its Agent.

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24.      ALL RISK PROPERTY INSURANCE

         Lessor shall obtain and maintain All Risk Property insurance covering the Building (including a reasonable allowance toward building standard tenant improvements). Lessee shall obtain and maintain throughout the term of this Lease and any extension periods All Risk Property insurance insuring against damage to and loss of tenant improvements, fixtures, equipment, furniture, and all other personal property in and about the Demised Premises, which policy shall name Lessor as loss payee. Lessor and Lessee hereby release each other and waive any claims they may have against the other for loss or damage to the Building, Demised Premises, tenant improvements, fixtures, equipment and/or any other personal property arising from a risk insured against under the All Risk Property insurance policies to be carried by Lessor and Lessee, as required above, even though such loss or damage was caused by the negligence of Lessor and Lessee, their agents or employees. Lessor and Lessee agree to obtain and maintain throughout the term of this Lease endorsements to their respective All Risk Property policies waiving the right of subrogation of their insurance companies against the other party and its agents and employees. Except to the extent expressly provided herein, nothing contained in this Lease shall relieve Lessor or Lessee of any liability to each other or to their insurance carriers which Lessor or Lessee may have under law or the provisions of this Lease in connection with any damage to the Building, Demised Premises, tenant improvements, fixtures, equipment, furniture, and all other personal property, by fire or other casualty.

25.      LESSEE'S CONTRACTOR'S INSURANCE

         Lessee shall require any contractor of Lessee performing work on the Demised Premises to carry and maintain, at no expense to Lessor:

         (A) commercial general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000.00) with respect to personal injury, death, or property damage; and

         (B) worker's compensation or similar insurance in form and amounts required by law.

26.      REQUIREMENTS FOR LESSEE'S INSURANCE POLICIES

         The company or companies writing any insurance which Lessee is required to carry and maintain or cause to be carried or maintained pursuant to this Lease as well as the form of such insurance shall at all times be subject to Lessor's reasonable approval and any such company or companies shall be a good and responsible insurance company, licensed to do business in the District of Columbia. Lessee's public liability and All Risk Property insurance policies and certificates evidencing such insurance shall name Lessor and its Agent as additional insured and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled except after thirty (30) days written notice to Lessor. Lessee agrees to provide to Lessor prior to taking possession of the Demised Premises the certificates evidencing such insurance; Lessor

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may withhold delivery of the Demised Premises without delaying the
Commencement Date, or triggering any abatement of rent, if Lessee fails to provide Lessor with these certificates.

         Any liability insurance carried or to be carried by Lessee hereunder shall be primary over any liability policy that might be carried by Lessor. If Lessee shall fail to perform any of its obligations regarding the acquisition and maintenance of insurance, Lessor may perform the same and the cost of same shall be deemed additional rent, payable upon Lessor's demand.

27.      LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON

         All personal property of Lessee, its employees, agents, subtenants, business invitees, licensees, customers, clients, family members, guests or trespassers, in and on the Demised Premises shall be and remain in and on the Demised Premises and the Building at the sole risk of said parties and Lessor shall not be liable to any such person or party for any damage to, or loss of personal property thereof, including loss or damage arising from, (a) any act, including theft, or any failure to act, of any other persons, (b) the leaking of the roof, (c) the bursting, rupture, leaking or overflowing of water, sewer or steam pipes, (d) the rupture or leaking of heating or plumbing fixtures, including security and protective systems, (e) short-circuiting or malfunction of electrical wires or fixtures, including security and protective systems or
(f) the failure of the heating or air conditioning systems. Lessor shall also not be liable for the interruption or loss to Lessee's business arising from any of the above-described acts or causes (but nothing herein shall limit Lessee's rights under Section 18(D) and (E) hereof). Lessee specifically agrees to save Lessor harmless in all such cases.

         Lessor shall not be liable for any personal injury to Lessee, Lessee's employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers arising from the use, occupancy and condition of the Demised Premises or the Building, unless such party establishes that there has been negligence or a willful act or failure to act on the part of Lessor, its agents or employees.

28.      DAMAGE TO THE BUILDING AND/OR THE DEMISED PREMISES

         If the Demised Premises is damaged by fire, casualty or other event insured against by Lessor's All Risk Property insurance policy covering the Building, and the Demised Premises can be fully repaired, in Lessor's reasonable opinion, within 180 days from the date of the insured fire, casualty or other event, Lessor, at Lessor's expense, shall repair such damage, provided, however, Lessor shall have no obligation to repair any damage to, or to replace, Lessee's tenant improvements or any other property located in the Demised Premises. Lessor shall, however, be obligated to restore the Demised Premises to EXHIBIT B condition, plus make available the applicable (i.e. on a square foot basis) allowance toward building standard tenant improvements maintained pursuant to its All Risk insurance policy. Except as otherwise provided herein, if the entire Demised Premises is rendered untenantable by reason of the insured fire, casualty or other event, then Monthly Rent and additional rent with respect to Operating Expenses, Operating Costs and Real Estate Taxes shall abate for the period from the date of such damage to the date when such damage is repaired, and if only a portion of the Demised Premises is so rendered untenantable, then Monthly Rent and additional rent with respect to Operating

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Expenses, Operating Costs and Real Estate Taxes shall abate for such period in the proportion which the area of the portion of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises, provided, however, if, prior to the date when all of such damage is repaired, any portion of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Lessee or any person claiming through or under Lessee, then the amount by which the Monthly Rent and additional rent with respect to Operating Expenses, Operating Costs and Real Estate Taxes shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage is repaired. No compensation or claim or reduction of rent will be allowed or paid by Lessor by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building of which they are a part.

         Notwithstanding the foregoing, if, prior to or during the term of this Lease, (a) the Demised Premises is so damaged that, in Lessor's reasonable opinion, the Demised Premises cannot be fully repaired within 180 days from the date the damage occurred, (b) the Building is so damaged that, in Lessor's reasonable opinion, substantial repair or reconstruction of the Building shall be required which cannot be fully repaired within 180 days from the date the damage occurred (whether or not the Demised Premises is damaged or rendered untenantable), or (c) the Demised Premises is damaged and thereby rendered untenantable within the last eighteen (18) months of the Lease Term (as the same may have been extended) then, in any of such events:

                 (1) Lessor, at its option, may give to Lessee, within sixty
(60) days after such fire or other casualty, thirty (30) days notice of termination of this Lease and, in the event such notice is given, this Lease shall terminate (whether or not the term shall have commenced) upon the expiration of such thirty (30) days with the same effect as if the date of expiration of such thirty (30) days were the date definitely fixed for expiration of the term of the Lease, and the then-applicable Monthly Rent and additional rent with respect to Operating Expenses, Operating Costs and Real Estate Taxes shall be apportioned as of such date, including any rent abatement as provided above; and

               (2) provided (i) Lessor, under the terms of the construction and/or permanent financing documents on the Building then in effect, is not deprived of the use of insurance proceeds as a result of granting a tenant the right to terminate its lease in case of a fire or other casualty, and (ii) the Demised Premises is damaged and thereby rendered untenantable during the last eighteen (18) months of the Lease Term (as the same may have been extended), Lessee shall have the right to terminate this Lease upon thirty (30) days' written notice to Lessor, said notice to be given within sixty (60) days after such fire or other casualty. In the event such notice is given, this Lease shall terminate upon the expiration of such thirty (30) days with the same effect as if the date of expiration of such thirty (30) days were the date definitely fixed for expiration of the term of the Lease, and the then-applicable Monthly Rent and additional rent with respect to Operating Expenses, Operating Costs and Real Estate Taxes shall be apportioned as of such date, including any rent abatement as provided above.


         In the event that Lessor's restoration of the Demised Premises or access thereto is not substantially completed by Lessor within two hundred ten
(210) days from the date of the damage (but excluding any days during the occurrence of an event of Force Majeure, hereinafter

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defined), Lessee shall also have the right to terminate this Lease by delivering thirty (30) days prior written notice to Lessor, no later than two hundred and forty (240) days from the date of the damage, of the exercise of such right. In the event the restoration of the Demised Premises is substantially completed within such thirty (30) day period, such right of termination shall be deemed to be void and without effect. In the event that Lessor's restoration of the Demised Premises or access thereto is not substantially completed by Lessor for any reason ( including without limitation for reasons of any one or more events of Force Majeure) within one (1) year from the date of the damage, Lessee shall also have the right to terminate this Lease by delivering thirty (30) days prior written notice to Lessor, no later than thirteen (13) months from the date of the damage, of the exercise of such right. In the event the restoration of the Demised Premises is substantially completed within such thirty (30) day period, such right of termination shall be deemed to be void and without effect.

29.      DEFAULT OF LESSEE

         This Lease shall, at the option of Lessor, cease and terminate if (i) Lessee fails to pay rent, including any installment of Monthly Rent or any additional rent, although no legal or formal demand has been made, and such failure to pay rent continues for a period of five (5) business days after written notice addressed to Lessee has been delivered by Lessor to the Demised Premises, or (ii) Lessee violates or fails to perform any of the other conditions, covenants or agreements of this Lease made by Lessee, and any violation or failure to perform any of those conditions, covenants or agreements continues for a period of twenty (20) days after written notice thereof has been delivered by Lessor to Lessee, or, in cases where the violation or failure to perform cannot be corrected within twenty (20) days, Lessee does not begin to correct the violation or failure to perform within twenty (20) days after receiving Lessor's written notice and/or Lessee thereafter does not diligently pursue the correction of the violation or failure to perform. Any said violation or failure to perform or to pay any rent, if left uncorrected, shall operate as a notice to quit, any further notice to quit or notice of Lessor's intention to re-enter being hereby expressly waived. Lessor may thereafter proceed to recover possession under and by virtue of the provisions of the laws of the jurisdiction in which the Building is located or by such other proceedings, including re-entry and possession, as may be applicable. If Lessor elects to terminate this Lease, everything herein contained on the part of Lessor to be done and performed shall cease without prejudice to the right of Lessor to recover from Lessee all rent accruing up to and through the date of termination of this Lease or the date of recovery of possession of the Demised Premises by Lessor, whichever is later. Should this Lease be terminated before the expiration of the term of this Lease by reason of Lessee's default as hereinabove provided, or if Lessee abandons the Demised Premises before the expiration or termination of the term of this Lease, Lessor shall use reasonable efforts to relet the Demised Premises and to mitigate damages in accordance with applicable law. If the full rent hereinabove provided is not realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees, and expenses of placing the Demised Premises in first-class rentable condition. Any damage or loss of rent sustained by Lessor may be recovered by Lessor, at Lessor's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Lessor's option, may be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to

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have accrued until the date of expiration of said term. The provisions contained in this section shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired term of this Lease.

30.      REPEATED DEFAULTS

         If Lessee is in default of this Lease (with respect to monetary or material non-monetary obligations) for the same or substantially the same reason more than twice during any twelve (12) month period during the term of this Lease, then, at Lessor's election, Lessee shall not have any right to cure such repeated default, the terms and conditions of the section of this Lease entitled, "DEFAULT OF LESSEE," notwithstanding. In the event of Lessor's election not to allow a cure of a repeated default, Lessor shall have all of the rights provided for in that section of this Lease for an uncured default.

31.      WAIVER

         If Lessor institutes legal or administrative proceedings against Lessee and a compromise or settlement thereof is made, the same shall not constitute a waiver of Lessee's obligations to comply with any covenant, agreement or condition, nor of any of Lessor's rights hereunder. No waiver by Lessor of any breach of any covenant, condition, or agreement specified herein shall operate as an invalidation or as a continual waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Lessee or receipt by Lessor of a lesser amount than the amount of rent due Lessor shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of such rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or to pursue any other remedy provided for in this Lease or in the governing law of the jurisdiction in which the Building is located. No re-entry by Lessor, and no acceptance by Lessor of keys from Lessee, shall be considered an acceptance of a surrender of the Lease.

32.      SUBORDINATION

         This Lease is subject and subordinate to the lien of all and any mortgages (which term "MORTGAGES" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect the real estate (including the Building) of which the Demised Premises is a part, or Lessor's leasehold interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, Lessee shall, at Lessor's request, promptly execute any requisite or appropriate certificate or other document. 'Lessor shall obtain from its current lender a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") on the lender's form attached hereto as EXHIBIT G (with such changes as to factual matters as are required to make statements of fact accurate). In addition, Lessor shall obtain from any future lender an SNDA on (x) a form substantially similar to the form attached hereto as EXHIBIT G, or, at Lessor's option, (y) such lender's standard form. Lessor shall bear the reasonable processing fee(if any) of the lender providing the initial SNDA (up to $2,500.00). Lessee shall bear any

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costs in excess of such amount, as well as all of the fees and costs of any
SNDA from any future lender.

         Lessee agrees that in the event any proceedings are brought for the foreclosure of any such mortgage, Lessee shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser. Lessee shall also recognize such purchaser as the Lessor under this Lease. Lessee waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right to terminate or otherwise adversely affect this Lease and the obligations of Lessee hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

         If the Building, the Demised Premises or any part respectively thereof is at any time subject to a mortgage or a deed of trust or other similar instrument, and this Lease or the rents are assigned to such mortgagee, trustee or beneficiary, and Lessee is given written notice thereof, including the post office address of such assignee, then Lessee may not terminate this Lease for any default on the part of Lessor without first giving written notice by certified or registered mail, return receipt requested, to such Assignee,
Attention: Mortgage Loan Department. The notice shall specify the default in reasonable detail, and afford such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Lessor.

         Lessor represents that as of the date hereof the sole deed of trust encumbering the Building or the Land is that certain Deed of Trust and Security Agreement dated as of March 23, 1999 securing NationsBank N.A. and Massachusetts Mutual Life Insurance Company.

33.      CONDEMNATION

         If the whole or a substantial part of the Demised Premises or the Building is condemned or acquired in lieu of condemnation by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority. Lessee shall have no claim against Lessor or the condemning authority for any portion of the amount of the condemnation award or settlement that Lessee claims as its damages arising from such condemnation or acquisition, or for the value of any unexpired term of the Lease. Lessee may make a separate claim against the condemning authority for a separate award for the value of any of Lessee's tangible personal property and trade fixtures, for moving and relocation expenses and for such business damages and/or consequential damages as may be allowed by law, provided the same shall not diminish the amount of Lessor's award.

         If less than a substantial part of the Demised Premises is condemned or acquired in lieu of condemnation by any governmental authority for any public or quasi-public use or purpose, the rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes of this section, a "substantial part of the Demised Premises" shall be considered to have been taken if twenty-five percent (25%) or more of the Demised Premises is condemned or acquired in lieu of condemnation, or if less than twenty-five percent (25%) of the Demised Premises is taken and

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the portion of the Demised Premises taken renders the entire Demised Premises untenantable for the conduct of Lessee's business.

         If twenty-five percent (25%) or more of the Building is condemned (whether or not the Demised Premises shall have been condemned) and Lessor elects to demolish the remainder of the Building, Lessor may elect to terminate this Lease.

34.      RULES AND REGULATIONS

         Lessee, its agents and employees, shall abide by and observe the rules and regulations attached hereto as EXHIBIT C and such other reasonable rules and regulations as may be promulgated from time to time by Lessor for the operation and maintenance of the Building, provided a copy thereof is sent to Lessee. Nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease as against any other tenant, and Lessor shall not be liable to Lessee for violation of the same by any other tenant, any other tenant's employees, agents, business invitees, licensees, customers, clients, family members or guests. Lessor shall not discriminate against Lessee in the enforcement of any rule or regulation.

35.      RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT

         If Lessee defaults (beyond any applicable notice and cure periods) in the making of any payment to any third party, or doing any act required to be made or done by Lessee for or on behalf of said third party relating to the Demised Premises, then Lessor may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Lessor, with interest thereon at a rate equal to two (2) percentage points above the then applicable Wall Street Journal Prime Rate (U.S. money center commercial banks) or its successor (or in the absence thereof such similar rate reasonably designated by Lessor), accruing from the date paid by Lessor, shall be paid by Lessee to Lessor and shall constitute additional rent hereunder due and payable by Lessee upon receipt of a written statement of costs from Lessor. The making of such payment or the doing of such act by Lessor shall not operate to cure Lessee's default, nor shall it prevent Lessor from the pursuit of any remedy to which Lessor would otherwise be entitled.

36.      LATE CHARGES

         If Lessee shall fail to pay any installment of rent, including Monthly Rent, additional rent or other charges to be paid by Lessee pursuant to this Lease and Lessee shall not have cured such failure within five (5) days after written notice from Lessor, Lessee shall be obligated to pay a late charge equal to five percent (5%) of any rent or other charge not so paid when due. In addition, any installments of Monthly Rent, additional rent or other charges to be paid by Lessee pursuant to this Lease which are not paid by Lessee within five (5) days after receipt of notice from Lessor that the same is due and payable shall bear interest at a rate equal to two (2) percentage points above the then applicable Wall Street Journal Prime Rate (U.S. money center commercial banks) or its successor (or in the absence thereof such similar rate reasonably

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designated by Lessor), accruing from the date such installment or payment became due and payable to the date of payment thereof by Lessee. Such interest shall constitute additional rent due and payable to Lessor by Lessee upon the date of payment of the delinquent payment referenced above. The foregoing late charges and interest shall not be payable with respect to a charge (other than Monthly Rent, Estimated Payments, Lessee's Net Obligation, and payments of damages pursuant to Section 29 hereof) that Lessee is disputing reasonably and in good faith. The foregoing notwithstanding, once Lessor has given written notice of an overdue payment pursuant to this Section of this Lease on one (1) occasion in any calendar year, then for the remainder of such calendar year the giving of such notice shall not be a condition to Lessor's assessment of a late charge or interest as aforesaid, and such interest and late charge shall be due and payable on any subsequent occasion during such calendar year when rent is not paid within five (5) days after the same becomes due and payable.

37.      NO PARTNERSHIP

         Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Lessor and Lessee, or to create any other relationship between the parties hereto other than that of lessor and lessee.

38.      NO REPRESENTATIONS BY LESSOR

         Neither Lessor nor any agent or employee of Lessor has made any representations or promises with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Lessee except as herein expressly set forth. Lessee, by taking possession of the Demised Premises, shall accept the same in the then "as is" condition, except for latent defects and punchlist items. Taking of possession of the Demised Premises by Lessee shall be conclusive evidence that the Demised Premises and the Building are in good and satisfactory condition at the time of such taking of possession (except for latent defects), as provided for in EXHIBIT D.

39.      BROKER AND AGENT

         Lessor and Lessee each represent and warrant one to another that, except as hereinafter set forth, neither of them has employed any broker in carrying on the negotiations, or had any dealings with any broker, relating to this Lease. Lessee represents that it has employed CB Richard Ellis as its broker; Lessor represents that it has employed Carr Real Estate Services as its broker, and further agrees to pay the commissions accruing to each identified broker pursuant to certain outside agreement(s). Lessor shall indemnify and hold Lessee harmless, and Lessee shall indemnify and hold Lessor harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

         Lessor appoints and Lessee recognizes, until such time as Lessor otherwise notifies Lessee in writing, Carr Real Estate Services as Lessor's exclusive agent (referred to in this Lease as "AGENT") for the management and operations of the Building and for the service of process,

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issuance and receipt of all notices, and instituting and processing all legal actions on behalf of Lessor under this Lease.

40.      ENFORCEMENT OF LEASE

         In the event either party is required or elects to take legal action to enforce against the other party the performance of the other party's obligations under this Lease, then the non-prevailing party shall immediately reimburse the prevailing party for all costs and expenses including, without limitation, reasonable attorneys' fees, incurred by the prevailing party in its successful prosecution or defense of that legal action.

41.      NOTICES

         All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person; by certified mail, return receipt requested; or by registered mail, postage prepaid: (A) if to Lessor, at 1850 K Street, N.W., Suite 500, Washington, D.C. 20006, Attention: Washington D.C. Lease Administration, with a copy to Lessor at 1850 K Street, N.W., Suite 500, Washington, D.C. 20006, Attention: Washington D.C. Market Officer; and (B) if to Lessee, at 600 13th Street, N.W., Suite 700, Washington, D.C. 20005-3094 prior to the Rent Commencement Date and at the Demised Premises thereafter, in either case with a copy to Lessee at John Hancock Tower, 200 Clarendon Street, T-33, Boston, Massachusetts, 02116-5092, Attn:Chief Financial Officer. The party to receive notices and the place notices are to be sent for either Lessor or Lessee may be changed by notice given pursuant to the provisions of this section.

42.      ESTOPPEL CERTIFICATES

         Lessee agrees, at any time and from time to time, upon not less than ten (10) days prior written notice by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rent and other charges hereunder have been paid by Lessee, (iii) stating whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Lessee may have knowledge, (iv) stating the address to which notices to Lessee should be sent and, if Lessee is a corporation, the name and address of its registered agent in the jurisdiction in which the Building is located, and (v) agreeing not to pay Monthly Rent more than thirty (30) days in advance or to amend the Lease without the consent of any mortgage lender having a security interest in the Building. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Lessor's interest, or any prospective assignee of any such mortgage.

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43.      HOLDING OVER

         In the event Lessee does not immediately surrender the Demised Premises on the date of expiration of the term of this Lease or any extension period thereof, Lessee shall, by virtue of this section of the Lease, become a lessee by the month and hereby agrees to pay to Lessor a Monthly Rent equal to one hundred fifty percent (150%) of the sum of (a) the Monthly Rent in effect during the last month of the term of this Lease as it may have been extended, plus (b) the one-twelfth (1/12th) payment made with Monthly Rent pursuant to the section of this Lease entitled, "OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES." The month-to-month tenancy shall commence with the first day next after the expiration of the term of this Lease. Lessee as a month-to-month tenant shall continue to be subject to all of the conditions and covenants of this Lease. Lessee shall give to Lessor at least thirty (30) days written notice of any intention to quit the Demised Premises. Lessee shall be entitled to thirty
(30) days written notice to quit the Demised Premises, except in the event of nonpayment of the modified Monthly Rent in advance, in which event Lessee shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived.

         In the event Lessee holds over after the expiration of the term of the Lease or extension period thereof, and Lessor desires to regain possession of the Demised Premises promptly at the expiration of the term of this Lease or extension period thereof, then at any time prior to Lessor's acceptance of modified Monthly Rent from Lessee as a month-to-month tenant hereunder, Lessor, at its option, may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force in the jurisdiction in which the Building is located.

44.      RIGHTS RESERVED BY LESSOR

         Lessor shall have the following rights, exercisable without notice to Lessee, without liability for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Lessee's use or possession of the Demised Premises or giving rise to any claim for set-off, abatement of rent or otherwise:

         (A) To change the Building's name or street address;

         (B) To affix, maintain and remove any and all signs on the exterior and interior of the Building;

         (C) To reasonably designate and approve, prior to installation, all window shades, blinds, drapes, awnings, window ventilators, lighting and other similar equipment to be installed by Lessee that may be visible from the exterior of the Demised Premises or the Building;

         (D) To decorate and make repairs, alterations, additions and improvements, whether structural or otherwise, in, to and about the Building and any part thereof, and, during the continuance of any of such work, to temporarily close doors, entry ways, and common areas in the Building and to interrupt or temporarily suspend Building services and facilities, all without


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affecting Lessee's obligations hereunder, so long as the Demised Premises remain accessible and tenantable at all times;

         (E) To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided Lessee is not thereby excluded from uses expressly permitted herein;

         (F) To alter, relocate, reconfigure and reduce the common areas of the Building, as long as the Demised Premises remain reasonably accessible; and

         (G) To alter, relocate, reconfigure, reduce and withdraw the common areas located outside the Building, including parking and access roads, as long as the Demised Premises remain reasonably accessible.

         Any improvements undertaken by Lessor pursuant to its rights reserved in this section shall be undertaken in a manner consistent with industry standards for first class office buildings in downtown Washington, D.C., and in connection therewith, Lessor shall use commercially reasonable efforts to minimize interference with Lessee's use of the Demised Premises.

45.      COVENANTS OF LESSOR

         Lessor covenants that it has the right to make this Lease for the term of the Lease aforesaid. Further Lessor covenants that if Lessee shall pay the rent and shall perform all of the covenants, agreements and conditions specified in this Lease to be performed by Lessee, Lessee shall, for the term of the Lease, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Lessor, or anyone claiming through or under Lessor. Entry in the Demised Premises for inspections, repairs, alterations, improvements and installations by Lessor, its agents, employees or contractors pursuant to the section of this Lease entitled "INSPECTIONS, REPAIRS AND INSTALLATIONS" and the exercise by Lessor of Lessor's rights reserved in the section of this Lease entitled "RIGHTS RESERVED BY LESSOR" shall not constitute a breach by Lessor of this covenant, nor entitle Lessee to any abatement or reduction of rent. In addition, planned activities of Lessor, whether in the form of renovation, redecoration or rehabilitation of any area of the Building, including the lobby, and any of the surrounding public spaces by Lessor or in the form of organized activities, public or private, shall not be deemed violation by Lessor of Lessor's covenant of quiet enjoyment benefiting Lessee.

46.      LENDER APPROVAL

         The terms and conditions of this Lease are contingent upon the consent of Lessor's construction and/or permanent lender(s), such approval to be evidenced by the execution and delivery of the SNDA attached hereto as EXHIBIT G by the holder(s) of the mortgage or deed of trust on the Building. The terms and conditions of this Lease shall not be effective until the Effective Date (as hereinafter defined). The term "EFFECTIVE DATE" shall mean the later to occur of the following dates: (a) the date of this Lease and (b) the date upon which Lessor delivers to Lessee the SNDA. If for any reason (including any reason that is not within the reasonable control of any party hereto) the Effective Date does not occur on or before the date which is thirty (30) days after the date of this Lease, then either Lessor or Lessee shall have the right to

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cancel this Lease upon five (5) days prior written notice to the other, such notice to be given, if at all, prior to the time when such SNDA is executed and delivered to Lessee. If the Lease is cancelled by Lessor or Lessee as aforesaid, (i) this Lease shall be null and void as if the same had never been executed by Lessor and Lessee, (ii) Lessor shall promptly return any Deposit tendered by Lessee, and (iii) neither party hereto shall have any rights against or obligations to the other under this Lease.

47.      GENDER

         Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions.

48.      BENEFIT AND BURDEN

         The terms and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective representatives, successors and permitted assigns. Lessor may freely and fully assign its interest hereunder. In the event of any sale or transfer of the Building by operation of law or otherwise by the party named as Lessor hereunder (or any subsequent successor, transferee or assignee), then said party, whose interest is thus sold or transferred shall be and is completely released and forever discharged from and with respect to all covenants, obligations and liabilities as Lessor hereunder after the date of such sale or transfer, provided and to the extent that said party's successor, transferee or assignee shall have agreed in writing to assume all of said party's covenants, obligations and liabilities hereunder. Subject to the provisions of Section 32 hereof, and any Subordination Non-Disturbance and Attornment Agreement to which Lessee is a party, at the time of any such transfer of the Building or Land any rights or remedies under the Lease then applicable (such as for rent credits or abatements), shall not be impaired and shall continue to be enforceable against the transferee owner.

         In the event Lessor shall be in default under this Lease, and if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Lessor in the Building as the same may then be constituted and encumbered and Lessor shall not be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor other than its interests in the Building.

         Nothing herein shall limit Lessee's rights to seek and obtain specific performance, or other equitable remedies, in accordance with applicable law.

49.      RENTABLE AREA

         Any representations in this Lease regarding the rentable square footage figures for the Building and the Demised Premises have been conclusively accepted and agreed upon by Lessor and Lessee; no remeasurement of the Building or the Demised Premises shall result in any


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modification of this Lease or adjustment of any rent payable hereunder. The
Building and the Demised Premises have been measured in accordance with the Washington, D.C. Association of Realtors Standard Method of Measurement dated January 1, 1989.

50.      GOVERNING LAW

         This Lease and the rights and obligations of Lessor and Lessee hereunder shall be governed by the laws of the jurisdiction in which the Building is located. The parties acknowledge and agree that no suit for breach of lease may be filed by either party which claim accrued more than three (3) years prior to the date the suit is filed.

51.      BANKRUPTCY

         If Lessee or any guarantor of this Lease files any debtor proceedings, or if Lessee or any guarantor takes or has taken against it in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then this Lease shall terminate and Lessor, in addition to any other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

52.      SAVINGS CLAUSE

         If any provision of this Lease or the application thereof to any person or circumstance is to any extent held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of the Lease shall be valid and enforced to the fullest extent permitted by law.

53.      CORPORATE LESSEE

         (A) If Lessee is or will be a corporation, the persons executing this Lease on behalf of Lessee hereby covenant, represent and warrant that Lessee is a duly incorporated or a duly qualified (if a foreign corporation) corporation and authorized to do business in the District of Columbia; and that the person or persons executing this Lease on behalf of Lessee is an officer or are officers of Lessee, and that he or they as such officers are duly authorized to sign and execute this Lease. Upon request of Lessor to Lessee, Lessee shall deliver to Lessor documentation satisfactory to Lessor evidencing Lessee's compliance with the provisions of this section. Further, Lessee agrees to promptly execute all necessary and reasonable applications or documents confirming such registration as requested by Lessor or its representatives, required by

CARR REAL ESTATE SERVICES
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the jurisdiction in which the Building is located to permit the issuance of necessary permits and certificates for Lessee's use and occupancy of the Demised Premises. Any delay or failure by Lessee in submitting such application or document so executed shall not serve to delay the Commencement Date or delay or waive Lessee's obligations to pay rent hereunder.

         (B) Lessor hereby represents and warrants that the person executing this lease on behalf of Lessor is duly authorized to sign and execute this Lease.

54.      JOINT AND SEVERAL LIABILITY

         If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Lessee, the liability of each of them shall be joint and several. In like manner, if Lessee is a partnership or other business association the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each individual who was, is or becomes a member of such partnership or association at any time from the date of execution of this Lease to and including the expiration or earlier termination of the term of this Lease, shall be joint and several.

55.      FINANCIAL STATEMENTS

         Upon Lessor's written request, but not more frequently than once per year (plus up to one (1) additional time during any year in connection with a pending sale or financing transaction), Lessee shall promptly furnish Lessor from time to time with financial statements prepared in accordance with GAAP reflecting Lessee's current financial condition, and written evidence of ownership and ownership interests if Lessee is other than a sole proprietorship. Lessor shall, except when directed by a court of competent jurisdiction or other governmental authority or in connection with litigation arising from a default hereunder by Lessee, keep such financial statements in confidence.

56.      BUSINESS DAY/WORKING DAY

         The terms "BUSINESS DAY" and "WORKING DAY" are terms describing each calendar day Monday through Friday except any holiday identified specifically or generically in the section of this Lease entitled, "SERVICES AND UTILITIES" falling on one of such calendar days.

57.      FORCE MAJEURE

         In the event Lessor is in any way delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act, action or inaction (including, without limitation, government delays in issuing any required building, construction, occupancy or other permit, certificate or approval or performing any inspection or review in connection therewith, provided that Lessor has filed complete applications for such permits, certificates or approvals in a timely manner and has otherwise satisfied all conditions therefor to the extent the same is within Lessor's reasonable control) strike, labor dispute, inability to procure materials provided that any such strike, dispute

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

or inability to procure materials is not due to Lessor's failure to perform its obligations or to order such materials in a timely manner, or any other cause beyond Lessor's reasonable control (each, an event of "FORCE MAJEURE") (whether similar or dissimilar), then Lessor shall be excused from performing the affected obligations for the period of such delay, interruption or prevention. Lessor shall use commercially reasonable efforts to minimize delays resulting from events of Force Majeure.

58.      RENT RELATED REQUIREMENTS

         (A) No rent or other payment in respect of the Demised Premises shall be based in any way upon net income or profits from the Demised Premises. Lessee may not enter into or permit any sublease or license or other agreement in connection with the Demised Premises which provides for a rental or other payment based on net income or profit.

         (B) If Lessor is advised by its counsel at any time that any part of the payments by Lessee to Lessor under this Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then Lessee shall enter into any amendment proposed by Lessor to avoid such income, so long as the amendment does not require Lessee to make more payments or accept fewer services from Lessor, than this Lease provides.

59.      ENTIRE AGREEMENT

         This Lease, together with EXHIBITS A-1, A-2, A-3, B, C, D E, F, G, H, I, AND J attached hereto and made a part hereof, contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained and embodied in this Lease and said Exhibits shall be of any force or effect, and the same may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto.



                         (Signatures on following page)

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         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease under seal as of the day and year first above mentioned.

                                           LESSOR:

                                           1201 F STREET L.L.C.

                                           By:    CarrAmerica Realty, L.P.
                                                  Member

                                           By:    CarrAmerica GP Holdings, Inc.
                                                  General Partner


                                           By: /s/ Robert O. Carr        (SEAL)
                                              ----------------------------------

                                           Name: Robert O. Carr
                                                 -------------------------------

                                           Title: Vice President
                                                 -------------------------------


                                           LESSEE:

                                           CHARLES RIVER ASSOCIATES INCORPORATED

                                           By: /s/ George C. Eads        (SEAL)
                                              ----------------------------------

                                           Name:  George C. Eads
                                                --------------------------------

                                           Title:  Vice President
                                                  ------------------------------

                                  EXHIBIT "A-1"

                        7TH FLOOR PLAN, DEMISED PREMISES

                               [MAP OF 7TH FLOOR]

DEMISED PREMISES SEVENTH (7TH) FLOOR: Entire floor, approximately 18,329 rentable square feet, 17,170 useable
                                                               square feet

--------------------------------------------------------------------------------
TYPICAL FLOOR (4-10TH)           1201 F STREET         CARRAMERICA(R)
                                                       Carr Real Estate Services
--------------------------------------------------------------------------------

                                  EXHIBIT "A-2"

                        8TH FLOOR PLAN, DEMISED PREMISES

                               [MAP OF 8TH FLOOR]


DEMISED PREMISES: Eighth (8th) Floor - Approximately 14,878 rentable square feet
                                       (areas A and B)


CARRAMERICA
------------------------------------------------------------------------------------------------
RENTAL COMPILATION                                                                DATE 5/4/99
------------------------------------------------------------------------------------------------
1201 F STREET NW                      WASHINGTON, DC                              FLOOR 8TH
------------------------------------------------------------------------------------------------
                                                                            BUILDING
                                          FLOOR      FLOOR                   COMMON      TENANT
                                         USEABLE     COMMON       FLOOR     PRO RATA    RENTABLE
SPACE     TENANT                          AREA      PRO RATA     SUBTOTAL     AREA        AREA
------------------------------------------------------------------------------------------------
 A     CHARLES RIVER ASSOCIATES          10,902      1,134        12,036       150        12,186
------------------------------------------------------------------------------------------------
 B     CHARLES RIVER ASSOCIATES AREA B    2,409        250         2,659        33         2,692
------------------------------------------------------------------------------------------------
 C     EXPANSION AREA C                   3,087        321         3,408        43         3,451
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

================================================================================================
TOTAL                                    16,398      1,705        18,103       226        18,329
------------------------------------------------------------------------------------------------

NOTE   EXTENDED HALL EAST OF THE MAIN LOBBY IS PRORATED TO ALL AREAS.
NOTE   COMPILATION BASED ON SPECTOR KNAPP & BAUGHMAN DRAWINGS DATED 10/1/99

                                  EXHIBIT "A-3"

                        6TH FLOOR PLAN, DEMISED PREMISES



                             [MAP OF 6TH FLOOR]

DEMISED PREMISES: Sixth (6th) floor - Area A - Approximately 11,725 rentable square feet


CARRAMERICA
--------------------------------------------------------------------------------
RENTAL COMPILATION                                                 DATE 10/14/99
--------------------------------------------------------------------------------
1201 F STREET NW                WASHINGTON, D.C.                   FLOOR 6TH
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                  BUILDING
                                         FLOOR        FLOOR                        COMMON     TENANT
                                        USEABLE       COMMON          FLOOR       PRO RATA   RENTABLE
  SPACE        TENANT                    AREA        PRO RATA        SUBTOTAL       AREA       AREA
------------------------------------------------------------------------------------------------------
    A     CHARLES RIVER ASSOCIATES      10,522         1,058          11,580         145       11,725
------------------------------------------------------------------------------------------------------
    B     EXPANSION B                    3,182           433           3,615          45        3,660
------------------------------------------------------------------------------------------------------
    C     EXPANSION C                    2,559           349           2,908          36        2,944
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 TOTAL                                  16,263         1,840          18,103         226       18,329
------------------------------------------------------------------------------------------------------

NOTE  EXTENDED ELEVATOR LOBBY IS PRORATED TO ALL AREAS.
NOTE  EXTENDED HALL EAST OF THE MAIN LOBBY IS PRORATED TO AREAS B AND C ONLY.

NOTE  COMPILATION BASED ON SPECTOR KNAPP & BAUGHMAN DRAWING DATED 10/1/99.

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                                   EXHIBIT "B"

             SHELL DEFINITION FOR SINGLE-TENANT FLOOR (ABOVE GRADE)
                                   7 MAY 1998


The following improvements are to be provided by and at the expense of Lessor (except as noted):

1. Lessor shall provide a HVAC system of one variable air volume (VAV) air conditioning unit (ACU) to serve each office floor. The ACU will supply air through medium pressure ductwork to VAV terminal units. Each terminal VAV unit will be controlled by an individual thermostat. The Lessor shall provide VAV terminal units and ductwork connecting VAV terminal units to ACU. Lessor-provided VAV terminal units and ductwork shall be located as indicated in the Base Building construction drawings. The Base Building VAV locations are such that each VAV perimeter control zone size will be approximately 150 useable square feet (USF) and each VAV interior control zone will be approximately 800 USF.

         Lessee shall be responsible for the cost of HVAC work installed with the Above-Shell Improvements. Such HVAC work generally consists of all work "downstream" from the VAV terminal units including taps, ductwork, registers, and perimeter linear diffusers. The Above-Shell HVAC work also includes the final placement of the Lessor-supplied thermostats and any specialty or supplemental cooling systems.

2. Lessor-provided improvements on a typical single-tenant floor will include men's and women's restrooms, stairwells, one electrical room with telecommunications riser, one mechanical room, and all common area life-safety and fire equipment (including any required fire hose valve cabinets, pull stations, fire extinguishers, and smoke detectors).

3. For lighting in the Demised Premises, Lessor shall provide two watts per USF of high voltage power (480/277 volt) in the electrical room on each floor. For other electrical requirements, Lessor shall provide five watts per USF of low voltage power (208/120 volt) in the electrical room on each floor.

4. Lessor shall provide "Mecho"-type shades on all exterior windows including the curved windows on the corners of the floors.

5. Lessor shall deliver the Demised Premises sprinklered to a loft condition utilizing extended coverage heads. General ratio is 1 sprinkler head per 225 useable square feet.

6.       Lessor shall provide three wet stacks on each floor.

7. Lessor shall provide a fully finished (unprimed/unpainted) gypsum board surface, ready to receive Lessee's finishes, on all perimeter walls including perimeter columns and free standing columns.

8. Lessor shall provide elevator security lock-off capacity on a floor-by-floor basis.

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                                   EXHIBIT "B"

              SHELL DEFINITION FOR MULTI-TENANT FLOOR (ABOVE GRADE)


The following improvements are to be provided by and at the expense of Lessor (except as noted):

1. Lessor shall provide a HVAC system of one variable air volume (VAV) air conditioning unit (ACU) to serve each office floor. The ACU will supply air through medium pressure ductwork to VAV terminal units. Each terminal VAV unit will be controlled by an individual thermostat. The Lessor shall provide VAV terminal units and ductwork connecting VAV terminal units to ACU. Lessor-provided VAV terminal units and ductwork shall be located as indicated in the Base Building construction drawings. The Base Building VAV locations are such that each VAV perimeter control zone size will be approximately 150 useable square feet (USF) and each VAV interior control zone will be approximately 800 USF.

         Lessee shall be responsible for the cost of HVAC work installed with the Above-Shell Improvements. Such HVAC work generally consists of all work "downstream" from the VAV terminal units including taps, ductwork, registers, and perimeter linear diffusers. The Above-Shell HVAC work also includes the final placement of the Lessor-supplied thermostats and any specialty or supplemental cooling systems.

2. Lessor-provided improvements on a typical multi-tenant floor will include a completed elevator lobby, common area corridors (stairwell-to-stairwell), men's and women's restrooms, stairwells, one electrical room with telecommunications riser, one mechanical room, and all common area life-safety and fire equipment (including any required fire hose valve cabinets, pull stations, fire extinguishers, and smoke detectors). Demising walls for common corridors shall comply with minimum code requirements for the separation of exit corridors from office areas.

3. For lighting in the Demised Premises, Lessor shall provide two watts per USF of high voltage power (480/277 volt) in the electrical room on each floor. For other electrical requirements, Lessor shall provide five watts per USF of low voltage power (208/120 volt) in the electrical room on each floor.

4. Lessor shall provide "Mecho"-type shades on all exterior windows including the curved windows on the corners of the floors.

5. Lessor shall deliver the Demised Premises sprinklered to a loft condition utilizing extended coverage heads. General ratio is 1 sprinkler head per 225 useable square feet.

6.       Lessor shall provide three wet stacks on each floor.

7. Lessor shall provide a fully finished (unprimed/unpainted) gypsum board surface, ready to receive Lessee's finishes, on all perimeter walls including perimeter columns and free standing columns.

8. Lessor shall provide elevator security lock-off capacity on a floor-by-floor basis.

                                      B-2

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                                   EXHIBIT "C"

                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any Lessee shall not be obstructed or encumbered by any Lessee or used for any purpose other than ingress and egress to and from the Demised Premises, and if the Demised Premises are situated on the ground floor of the Building, the Lessee thereof shall, at said Lessee's own expense, keep the sidewalks and curb directly in front of said Demised Premises clean and free from ice and snow. Lessor shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the Lessees, in such a manner as Lessor deems best for the benefit of the Lessees generally. No Lessee shall permit the visit to the Demised Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other Lessees of the entrances, corridors, elevators and other public portions or facilities of the Building.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Lessor. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises, without the prior written consent of the Lessor. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Lessor.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Lessee on any part of the outside or inside of the Demised Premises or Building without the prior written consent of the Lessor. In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred by such removal to the Lessee or Lessees violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Lessee by the Lessor at the expense of such Lessee, and shall be of a size, color and style acceptable to the Lessor.

4. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of the Lessor.

5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

6. There shall be no marking, painting, drilling into or in any way defacing any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted. Lessee shall not construct, maintain, use or operate within the Demised Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system.

CARR REAL ESTATE SERVICES
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7. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises.

8. No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

9. No Lessee shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No Lessee shall throw anything out of the doors or windows or down the corridors or stairs.

10. No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the Demised Premises.

11. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows by any Lessee, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each Lessee shall, upon the termination of its tenancy, restore to Lessor all keys to stores, offices, storage, and toilet rooms either furnished to or otherwise procured by such Lessee, and in the event of the loss of any keys, so furnished, such Lessee shall pay to the Lessor the cost thereof.

12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Lessor or its Agent may determine from time to time. The Lessor reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

13. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

14. Any person employed by any Lessee to do janitor work within the Demised Premises must obtain Lessor's consent and such person shall, while in the Building and outside of said Demised Premises, comply with all instructions issued by the Superintendent of the Building. No Lessee shall engage or pay any employees on the Demised Premises, except those actually working for such Lessee on said premises.

15. The Lessor reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the building management or watchman on duty. Lessor may at his option require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Saturday, Sundays and legal holidays to register. Each Lessee shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to the Lessor for all acts of such persons.

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16. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

17. Each Lessee, before closing and leaving the Demised Premises at any time, shall see that all windows are closed and all lights turned off.

18. The requirements of Lessee will be attended to only upon application at the office of the Building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the management of the Building.

19. Canvassing, soliciting and peddling in the Building is prohibited and each Lessee shall cooperate to prevent the same.

20. No water cooler, plumbing or electrical fixtures shall be installed by any Lessee.

21. There shall not be used in any space, or in the public halls of the Building, either by any Lessee or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sole guards.

22. Access plates to underfloor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates. Where Lessee elects not to provide removable plates in their carpet for access into the underfloor duct system, it shall be the Lessee's responsibility to pay for the removal and replacement of the carpet for any access needed into the duct system at any time in the future.

23. Mats, trash or other objects shall not be placed in the public corridors.

24. The Lessor does not maintain or clean suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, the Lessor will arrange for the work to be done at the Lessee's expense.

25. Drapes installed by the Lessee for their use which are visible from the exterior of the Building must be approved by Lessor in writing and be cleaned by the Lessee.

26. The Lessor will furnish and install light bulbs for the building standard fluorescent or incandescent fixtures only. For special fixtures, the Lessee will stock his own bulbs, which will be installed by the Lessor when so requested by the Lessee.

27. Lessee shall comply with all workplace smoking Laws. There shall be no smoking in bathrooms, elevator lobbies, elevators, and other common areas.

28. Each Lessee shall handle its newspapers and "office paper" in the manner required by the District of Columbia Recycling Act (as the same may be amended from time to time) and shall conform with any recycling plan instituted by Lessor.

29. Violation of these rules and regulations, or any amendments thereto, shall be sufficient cause for termination of this Lease at the option of the Lessor.

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30. The Lessor may upon request by any Lessee, waive the compliance by such
Lessee of any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Lessor or Lessor's authorized Agent,
(ii) any such waiver shall not relieve such Lessee from the obligation to comply with such rule or regulation in the future unless expressly consented to by Lessor, and (iii) no waiver granted to any Lessee shall relieve any other Lessee from the obligation of complying with the foregoing rules and regulations unless such other Lessee has received a similar waiver in writing from Lessor.

31. Lessor shall be reasonable in the exercise of its discretion under, and in its enforcement of, these Rules and Regulations. In the event of any inconsistency between these Rules and Regulations and the Lease, the Lease terms shall govern and control.

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                                   EXHIBIT "D"


                       DECLARATION AS TO DATE OF DELIVERY
                         AND ACCEPTANCE OF POSSESSION OF
                                DEMISED PREMISES

         Attached to and made a part of the Lease, dated the _____ day of _____________, 1999 entered into by and between 1201 F Street L.L.C., as Lessor and Charles River Associates Incorporated, as Lessee.

         Lessor and Lessee do hereby declare and evidence that possession of the Demised Premises was accepted by Lessee on the ____ day of _____________, 20__. The Lease is now in full force and effect. For the purpose of this Lease, the Commencement Date is established as the ____ day of _______________, 20__. As of the date of delivery and acceptance of possession of the Demised Premises as herein set forth, there is no right of set off against rents claimed by Lessee against Lessor.

         Lessee states that its registered agent is _______________________________________ ______________________________________,
having an address at _____________________
______________________________________________________, and that it is a corporation in good standing in the jurisdiction in which the Building is located.

LESSOR:
1201 F STREET L.L.C.

By:    CarrAmerica Realty, L.P.
       Member
By:    CarrAmerica GP Holdings, Inc.
       General Partner

By:    __________________________________

       Name: ____________________________

       Title: ___________________________

LESSEE:

CHARLES RIVER ASSOCIATES INCORPORATED

By:    __________________________________

       Name: ____________________________

       Title: ___________________________

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                                   EXHIBIT "E"

                       SPECIFICATIONS FOR OFFICE CLEANING

1.       DEMISED PREMISES:

                      (Includes office area, kitchens, stock rooms, xerox rooms and conference rooms)


                  Daily:

1.       Collect trash.

2.       Empty ash trays; damp wipe clean.

3. Dust furniture, desks, machines, phones, file cabinets, window ledges, etc. (papers left on desks will not be disturbed).

4.       Vacuum carpet; dry sweep resilient tile and wood floors, spot clean.

5.       Spot clean walls, doors and partitions.




                  Weekly:

1.       Vacuum upholstered furniture.




                  Monthly:

2.       Recondition resilient tile floors.

3.       Dust picture frames, charts, graphs, etc.

4.       Vacuum air vents.




                  Quarterly:

5.       Clean partitions.

6.       Dust vertical surfaces; walls, etc.



         WINDOWS:

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                  As Needed:

7.       Dust and clean venetian blinds.



         DOORS & LIGHTS:


                  Daily:

8.       Turn off lights and check all doors on completion of work.



         TRASH:


                  Daily:

9.       Deposit all trash in the designated area.
              NOTE: Only trash placed in waste containers, or clearly marked "TRASH" will be removed.



         PRIVATE LAVATORIES AND KITCHENS:


                  Daily:

10.      Remove all trash, garbage and refuse.



2.       PUBLIC AREAS:

         (A)      Lavatories:


                  Daily:

11.      Clean and disinfect all toilet bowls, wash bowls and urinals.

12.      Resupply all dispensers.



                  As Needed:

13.      Wash or wipe all surfaces in rest rooms.

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        (B)      Corridors:


                  Daily:

14.      Collect trash.

15.      Empty ash trays; damp wipe clean.

16.      Vacuum carpet, dry sweep resilient tile and wood floors, spot clean.

17.      Spot clean walls and doors.

18.      Spot clean carpet.


         Should Lessee install specialty items, other than typical "Building Standard" items, which will increase in any way the rate being charged by the cleaning contractor for the demised premises, Lessee shall be liable for such increases and will reimburse Lessor for any additional cost.

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                                   EXHIBIT "F"


                            FORM OF LETTER OF CREDIT


Irrevocable Letter of Credit No. _____________


________________________, 1999


1201 F Street, L.L.C.
c/o Carr Real Estate Services, Inc.
Suite 500
1850 K Street, N.W.
Washington, D.C.  20006


         Account Party:    Charles River Associates Incorporated


         Beneficiary:      1201 F Street L.L.C., its transferees and assigns


          Amount:          $_______________ U.S. Dollars


Ladies and Gentlemen:


        A. We hereby issue this irrevocable, unconditional letter of credit number ________ (the "CREDIT") in your favor, payable in immediately available funds in one or more draws of any sum or sums not exceeding in the aggregate ____________________________ Dollars ($________________), by your draft(s) at sight presented at ____________________________, Washington, D.C., together with a signed, notarized certificate stating one (1) of the following:


                  1. "The undersigned, an authorized representative of Beneficiary, hereby certifies that a default has occurred under that certain Lease dated _______________, 1999, by and between 1201 F Street L.L.C., as landlord, and Charles River Associates Incorporated, as tenant, and Beneficiary is entitled to the amount drawn hereunder in connection with such default."


                                       OR


                  2. "The undersigned, an authorized representative of Beneficiary, hereby certifies that Beneficiary has not received, at least thirty (30) days prior to the expiration date of this Credit, a replacement or extension letter of credit as required under Section [5(G)] of that certain Lease dated ____________, 1999, by and between 1201 F Street L.L.C., as landlord, and Charles River Associates Incorporated, as tenant, and Beneficiary is entitled to the amount drawn hereunder in connection therewith."


        We will accept such statement as conclusive, binding and correct without having to investigate or having to be responsible for the accuracy, truthfulness, correctness or validity

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

thereof, and notwithstanding the claim of any person to the contrary.

        Drafts presented under this Credit shall specify the number of this Credit as set forth above and shall be presented on or before the expiration date hereof.

        B. This Credit is assignable and transferable and may be transferred one or more times, without charge, upon our receipt of your written notice that an agreement to transfer or assign this Credit has been executed.

        C. This Credit shall be automatically renewed from year to year commencing on the first anniversary of the date hereof, unless and until we shall give thirty (30) days prior written notice to you, by certified mail, return receipt requested, at the address set forth above, of our intent not to renew this Credit at the expiration of such thirty (30) day period. During such thirty (30) day period, this Credit shall remain in full force and effect and Beneficiary may draw up to the full amount hereof when accompanied by one of the statements described in the first paragraph of this Credit.

        D. We hereby engage with you that drafts drawn under and in compliance with the terms of this Credit will be duly honored upon presentation to us.

        E. This Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, or by any document, instrument or agreement in which this Credit is referred to, or to which this Credit relates, and any such reference shall not be deemed to incorporate herein by reference any such document, instrument or agreement.

        F. Except as otherwise expressly stated herein, this Credit is subject to the International Standby Practices (1998 Revision), International Chamber of Commerce Publication No. 590, and any subsequent revision thereto.





                                     [BANK]





                                         By:      ______________________________


                                                  Authorized Officer

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

                                   EXHIBIT "G"


                         LEASE SUBORDINATION, ATTORNMENT
                                       AND
                            NON-DISTURBANCE AGREEMENT

         THIS AGREEMENT, made this ____ day of _____________, 19__, by and between
______________________________________________________________________________
(herein "Lessee"), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, and NATIONSBANK, N.A., a national banking association (herein collectively "Lender").

                                    RECITALS

        A. Lender is the holder of a certain promissory note (herein the "Note") issued by _________________________________("Lessor"), dated _________ in the principal sum of ___________________________________
DOLLARS ($_________) and of the mortgage of even date therewith (herein the "Mortgage") securing the Note, recorded on __________________, __________________ which Mortgage encumbers the real property (herein called the "Subject Property") described on Exhibit A, attached hereto and made a part hereof.

         B. Lessee and ____________________________________ as Lessor, entered into a lease agreement (herein the "Lease") dated _________ by which Lessee leased from Lessor certain premises commonly known as __________________ (herein the "Leased Premises"), and constituting a portion of the Subject Property.

         C. Lessee desires to be able to obtain the advantages of the Lease and occupancy thereunder in the event of foreclosure of the Mortgage and Lender wishes to have Lessee confirm the priority of the Mortgage over the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereinbelow, the parties hereto agree as follows:

         1. Lessee hereby covenants and agrees that all its rights and interests whatsoever under the Lease in the Leased Premises and the Subject Property are and shall remain subject and subordinate to the lien of the Mortgage and to all the terms, conditions and provisions thereof, to all advances made or to be made thereunder or under the Note, and to any increases, renewals, extensions, modifications, substitutions, consolidations or replacements thereof or of the Note.

         2. So long as Lessee is not in default (beyond any period given Lessee in the Lease to cure such default) in the payment of rent or additional charges or in the performance of any of the other terms, covenants or conditions of the Lease on Lessee's part to be performed, Lessee shall not be disturbed by Lender in its possession of the Leased Premises during the term of the Lease, or any extension or renewal thereof, or in the enjoyment of its rights under the Lease.

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

         3. If the interest of the Lessor under the Lease shall be acquired by Lender or any purchaser ("Purchaser") by reason of exercise of the power of sale or the foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder thereof, by deed in lieu of foreclosure or by any other method, and Lender or Purchaser succeeds to the interest of Lessor under the Lease, Lessee shall attorn to Lender or Purchaser as its lessor, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Lender's or Purchaser's succeeding to the interest of the Lessor under the Lease, and the Lease shall continue in accordance with its terms between Lessee as lessee and Lender or Purchaser as lessor; provided, however, that:


                  (a) Lender shall not be personally liable under the Lease and Lender's liability under the Lease shall be limited to the ownership interest of Lender in the Subject Property;


                  (b) Lender shall not be liable for any act or omission of any prior lessor (including Lessor);

                  (c) Lender shall not be subject to any offsets or defenses which Lessee might have against any prior lessor (including Lessor);

                  (d) Lender shall not be bound by any prepayment of rent or deposit, rental security or any other sums deposited with any prior lessor (including Lessor) under the Lease unless actually received by Lender;

                  (e) Lender shall not be bound by any agreement or modification of the Lease made without Lender's consent;

                  (f) Lender shall not be bound by any restriction on competition beyond the Leased Premises.

         4. Lessee certifies to Lender that the Lease is presently in full force and effect with no defaults thereunder by the Lessor or by Lessee and unmodified except as indicated hereinabove; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Lessee is as set forth in the Lease, or at the Leased Premises; and that the Lessee, has no charge, lien, claim or offset under the Lease or otherwise, against rents or other charges due or to become due thereunder.

         5. Lessee agrees with Lender that from and after the date hereof, Lessee will not terminate or seek to terminate the Lease by reason of any act or omission of the Lessor thereunder until Lessee shall have given written notice, by registered or certified mail, return receipt requested, of said act or omission to Lender, which notice shall be addressed to Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111,
Attention: Senior Vice President, Real Estate Investment Division, and until a reasonable period of time shall have elapsed following the giving of such notice, during which period Lender shall have the right, but shall not be obligated, to remedy such act or omission.

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

         6. This Agreement shall inure to the benefit of and shall be binding upon Lessee and Lender, and their respective heirs, personal representatives, successors and assigns. This Agreement may not be altered, modified or amended except in writing signed by all of the partied hereto. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed according to the laws of the State of _______________.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


[ATTEST OR WITNESSES (2)]                   LESSEE:


___________________________                 By       ___________________________

___________________________                 Its      ___________________________

[SEAL]



[ATTEST OR WITNESSES (2)]                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY


___________________________                 By       ___________________________

___________________________                 Its      ___________________________

[SEAL]

[ATTEST OR WITNESSES (2)]                   NATIONSBANK, N.A.


___________________________                 By       ___________________________

___________________________                 Its      ___________________________

[SEAL]

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

                                ACKNOWLEDGEMENTS

STATE OF ____________________)
                                            ) ss.
COUNTY OF __________________)


         On this, the _____ day of _____________, 19__, before me, the undersigned party, personally appeared ____________________________________ who acknowledged himself to be the __________________ of __________________________,
a _________, and that he as such bring authorized to do so, executed the foregoing Lease Subordination, Attornment and Non-Disturbance Agreement for the purposes therein contained by signing the name of the ___________________________ by himself as ________________.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


         ----------------------------------------------------
                                    Notary Public

My Commissions Expires:







COMMONWEALTH OF MASSACHUSETTS       )
                                    ) ss.
COUNTY OF         __________________)


         On this, the _____ day of _________, 19__, before me, the undersigned party, personally appeared ____________________________________ who acknowledged himself to be the __________________ of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, and that he as such __________________ being authorized to do so, executed the foregoing Lease Subordination, Attornment and Non-Disturbance Agreement for the purposes therein contained by signing the name of the corporation by himself as ___________________________.

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


         ---------------------------------------------
                          Notary Public

My Commission Expires:



STATE OF ____________________                   )
                                                ) ss.
COUNTY OF         ______________________________)


         On this, the _____ day of _________, 19__, before me, the undersigned party, personally appeared ____________________________________ who acknowledged himself to be the __________________ of NATIONSBANK, N.A., a __________________,
and that he as such __________________ being authorized to do so, executed the foregoing Lease Subordination, Attornment and Non-Disturbance Agreement for the purposes therein contained by signing the name of the corporation by himself as
___________________________.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


         ---------------------------------------------
                        Notary Public


        My Commission Expires:

                                   EXHIBIT "H"


                             SAMPLE ANNUAL STATEMENT

                             [OLIVER CARR CO. LOGO]

SUITE
          STREET, N.W.
WASHINGTON, D.C.              PRO-FORMA OPERATING EXPENSE INVOICE

--------------------------------------------------------------------------------
                                                  RENTAL ESCALATION INVOICE
--------------------------------------------------------------------------------

199  Operating Expenses                 $
Proportionate Share                    X          %
                                        ----------
     SUB-TOTAL                          $
                                        ----------

199  Operating Costs                    $
Proportionate Share                    X          %
                                        ----------
     SUB-TOTAL                          $
                                        ----------

Total 199  Proportionate Share
Prorated for   /1-12/31                X          /365
                                        ----------

Less Prepayments Through 12/31/         $(        )
                                        ----------

TOTAL AMOUNT DUE                        $
                                        ==========

================================================================================



================================================================================

                                                                         Sheet 1

                                             ASSOCIATES

                        SCHEDULES OF OPERATING EXPENSES

                  FOR THE YEARS ENDED DECEMBER 31, 19   AND 19

                                      19             19
                                   -------------------------
MANAGEMENT:
  Management Fees (Note 1)         $              $
  Telephone
  Office
                                   -------------------------
     Total Management              $              $
                                   -------------------------

PAYROLL:
  Payroll                          $              $
  Payroll Tax
  Benefits
                                   -------------------------
     Total Payroll                 $              $
                                   -------------------------

UTILITIES:
  Electricity                      $              $
  Water/Sewer
                                   -------------------------
     Total Utilities               $              $
                                   -------------------------

OPERATING SERVICES:
  Porter Supplies                  $              $
  Janitorial Contract
  Security
  Window Cleaning
  Trash Removal
  Exterminating
  Uniforms
  Landscaping
                                   -------------------------
     Total Operating Services      $              $
                                   -------------------------

                                                                         Sheet 2

                                             ASSOCIATES

                        SCHEDULES OF OPERATING EXPENSES

                  FOR THE YEARS ENDED DECEMBER 31, 19   AND 19

                                                          19             19
                                                       -------------------------
REPAIRS AND MAINTENANCE
  Engineer Supplies                                    $              $
  Building & Grounds
  Painting & Wallcovering
  HVAC
  Electrical
  Plumbing
  Elevators
                                                       -------------------------

     Total Repairs and Maintenance                     $              $
                                                       -------------------------

TAXES, INSURANCE AND PROFESSIONAL FEES:
  Personal Property Tax                                $              $
  Real Estate Tax
  Vault Rental
  Sales and Use Tax
  Professional Fees
  Insurance
                                                       -------------------------

     Total Taxes, Insurance and Professional Fees      $              $
                                                       -------------------------

       TOTAL OPERATING EXPENSES                        $              $
                                                       =========================

CARR REAL ESTATE SERVICES
--------------------------------------------------------------------------------

                                   EXHIBIT "I"


                         HVAC PERFORMANCE SPECIFICATIONS



         The building HVAC System has the capability to provide a thermal environment to satisfy the following conditions:


                  SUMMER: Maintain room conditions not in excess of 76(Degree)
                  ------
                  F. dry bulb and 50% relative humidity when the coincident outside conditions do not exceed 94(Degree)F. dry bulb and 78(Degree)F. wet bulb.


                  WINTER: Maintain room conditions of not less than
                  ------
                  72(Degree)F., dry bulb when the outside air temperature is not less than 5(Degree)F. dry bulb. Average relative humidity shall be maintained at 40% or at a lower level, as required, to prevent condensation on exterior walls and windows.


         The above conditions shall be maintained, based on the following:


         (A) Light colored blinds, fully lowered with slats at a 45(Degree) azimuth, coincident with peak sun load, or other equivalent solar barrier.


         (B) Electrical equipment heat ejection load of four watts per square foot.


         (C) People load of one person per 100 square feet.

                                                   1201 F STREET OFFICE BUILDING
                                                   NORTH WEST, WASHINGTON DC

                                    EXHIBIT J
                                    ---------

CONTRACT DOCUMENTS:
* DRAWING DATE UNDER "REASON FOR ISSUE"

DRAWINGS                                                                 DATE *
A001         Drawings Index/Code Information/Symbols                     2/18/99
A002         Streetscape Plan                                            10/6/98
A003         Topographic Survey                                          9/15/98

C.1          Existing and Demolition Plan                                9/15/98
C.2          Sedimentation and Erosion Control Plan                      10/6/98
C.3          Site Plan                                                   9/15/98
C.4          Site Details                                                9/15/98
C.5          Stormwater Management Plan                                  9/15/98
C.6          Sedimentation and Erosion Control Details                   9/15/98

A100         P3 Level - Garage Plan                                      2/18/99
A101         P2 Level Garage Plan                                        2/18/99
A102         P1 Level Garage Plan                                        2/18/99
A103         B1 Level Office Plan                                        2/18/99
A104         1st Floor Plan                                              2/18/99
A105         2nd Floor Plan                                              2/18/99
A106         3rd Floor Plan                                              2/18/99
A107         Typical Floor Plan (4th - 10th)                             10/6/98
A108         1lth Floor Plan                                             2/18/99
A109         12th Floor Plan                                             2/18/99
A110         Penthouse and Main Roof Plan                                2/18/99
A111         Upper Pent./Elev. Mach. Room Plan                           2/18/99
A112         Penthouse Roof Plan                                         2/18/99

A100.1       P3 Level Slab Edge Location Plan                            2/18/99
A101.1       P2 Level Slab Edge Location Plan                            2/18/99
A102.1       P1 Level Slab Edge Location Plan                            2/18/99
A103.1       B1 Level Slab Edge Location Plan                            2/18/99
A104.1       1st Floor Slab Edge Location Plan                           2/18/99
A105.1       2nd Floor Slab Edge Location Plan                           2/18/99
A106.1       3rd Floor Slab Edge Location Plan                           2/18/99
A107.1       Typical Slab Edge Location Plan (4th - 10th)                2/18/99
A108.1       1lth Floor Slab Edge Location Plan                          2/18/99
A109.1       12th Floor Slab Edge Location Plan                          2/18/99
A110.1       Penthouse Slab Edge Location Plan                           2/18/99
A111.1       Upper Pent. Slab Edge Location Plan                         2/18/99
A112.1       Pent. Roof Slab Edge Location                               2/18/99
A200         Material Key/Window Types                                   2/18/99
A201         South (F Street) Elevation                                  10/6/98
A202         East (12th Street) Elevation                                10/6/98
A203         West Elevation                                              2/18/99


Charles River Doc #834275           PAGE 1 of 9
                                      4/15/99

                                                   1201 F STREET OFFICE BUILDING
                                                   NORTH WEST, WASHINGTON DC

                                    EXHIBIT J
                                    ---------

A204         North Elevation                                             2/18/99
A205         Penthouse Elevations                                        2/18/99
A206         North/South Building Section                                2/18/99
A207         Below Grade Section & Details                               2/18/99

A301         First Floor Lobby Elevations                                2/18/99
A302         First Floor Lobby Elevations                                2/18/99
A303         Elevator Lobby Details 2nd-12th                             2/18/99
A305         Elevator Cab Plans and Elevations                           2/18/99
A306         Elevator Cab Elevations                                     2/18/99
A307         Elevator Cab Elevations                                     2/18/99
A308         Toilet Room Elevations                                      2/18/99

A400         General Notes/Details/Material Key                          2/18/99
A401         South (F Street) Elevation                                  10/6/98
A402         East (12th Street) Elevation                                10/6/98
A403         West Elevation                                              2/18/99
A404         North Elevation                                             2/18/99
A405         Elev. A Detail - Typ. Firs/South & East                     2/18/99
A406         Elev. B Detail - Win. Grp/Typ. Flrs./South & East           2/18/99
A407         Wall Sections & Dtls. - Typ. Flrs./South & East             2/18/99
A408         Plan Detail Typ. Firs. / South & East                       2/18/99
A409         Elevation C/Sect. Details - Main Entrance                   2/18/99
A410         Wall Sections & Details - Main Entrance                     2/18/99
A411         1st Floor Plan Detail - Main Entrance                       2/18/99
A412         2nd Floor Plan Detail- Main Entrance                        2/18/99
A413         3rd Floor Plan Detail- Main Entrance                        2/19/99
A414         Elevation D Details - Southeast Corner                      10/6/98
A415         Wall Sections & Details - Southeast Corner                  2/18/99
A416         1st Floor Plan Detail - Southeast Corner                    2/18/99
A417         2nd Floor Plan Detail - Southeast Corner                    2/18/99
A418         3rd Floor Plan Detail - Southeast Corner                    2/18/99
A419         Elevation E Detail- Retail Frontage East                    10/6/98
A420         Wall Sections Retail Frontage - East                        2/18/99
A421         1st Floor Plan Details Retail Frontage                      2/18/99
A422         2nd Floor Plan Detail - Retail Frontage                     2/18/99
A423         3rd Floor Plan Detail - Retail Area                         2/18/99
A424         Elevation F Detail- Parking Entrance/East                   2/18/99
A425         Wall Sections & Details - Parking Entrance                  2/18/99
A426         1st & 2nd Floor Plan Detail - Garage Entrance               2/18/99
A428         Details - Entry & Storefront                                2/18/99
A429         Details - Storefront Spandrel & Soffit                      2/18/99
A430         Elev/Section Details Entr. Canopy                           10/6/98
A431         Entrance Canopy Details                                     10/6/98
A432         Elevations / Details Exterior Light Fixtures                2/18/99
A433         Elevation / Section Details - Eagle                         2/18/99
A434         Elevation Section Details - Flagpole                        2/18/99



Charles River Doc #834275           PAGE 2 of 9
                                      4/15/99

                                                   1201 F STREET OFFICE BUILDING
                                                   NORTH WEST, WASHINGTON DC

                                    EXHIBIT J
                                    ---------

A435         Elevation / Section Details - Pedestal                      2/18/99
A436         Elevation G Details - Niche Bldg. South                     2/18/99
A437         Wall Sections Niche Building South                          2/18/99
A438         1st Floor Plan Detail - Niche Building                      2/18/99
A439         2nd & Terrace Plan Detail - Niche Building                  2/18/99
A440         Wall Sections & Detail                                      2/18/99
A442         Elevation H Details - Service Area - North                  2/18/99
A443         Wall Sections & Details - Service Area                      2/18/99
A451         Elev. I Detail- South Wall/Trellis (10th Flr. to            10/6/98
             Roof/Tower)
A452         Wall Sections South Wall/Trellis (10th Flr. to              2/19/99
             Roof)
A453         Detail Section                                              2/18/99
A455         Elevation J Section/Detail - Terrace/Trellis                2/18/99
             (1lth Flr. - Roof) South
A456         Wall Sections -Terrace/Trellis (1lth Flr. - Roof)           2/18/99
             South
A457         1lth and 12th Floor Plan Detail                             2/18/99
A459         Elevation Details - South Tower                             10/6/98
A460         Wall Sections - Tower Area (1lth Flr. - Roof                2/18/99
             Terrace) Typ.
A461         1lth Floor Plan Detail - Tower Area                         2/18/99
A462         12th Floor Plan Detail - Tower Area                         2/18/99
A463         Elevation / Section - Corner @ Dome ( 1lth Flr.)            2/18/99
A465         Wall Section                                                10/6/98
A467         Plan Details - Tower Area                                   2/18/99
A468         Elevation L Details East Wall/Trellis 10th Flr-             10/6/98
             Roof/Tower
A469         Typ. Terrace Elevation & Section                            10/6/98
A470         1lth and 12th Floor Plan Detail                             10/6/98
A471         11th-12th Floor Plan Detail- North East                     2/18/99
A473         Roof Details and Details                                    2/18/99

A501         P3 Level & P2 Level Core Plans                              2/18/99
A502         P1 Level & B1 Level Core Plans                              2/18/99
A503         First and Second Floor Lobby/Core Plans                     2/18/99
A504         Third - Twelfth Floor & Penthouse Core Plans                2/18/99
A505         Upper Penthouse Core Plan & Core Details                    2/18/99
A506         Elevator & Stair Sections                                   2/18/99
A506a        Penthouse & Upper Penthouse Core Plans & Core Details       2/18/99
A507         Stair Details                                               2/18/99
A508         Elevator Sections & Details                                 2/18/99
A509         Man-Lift Sections and Details                               10/6/98
A511         Plan Details                                                2/18/99
A512         Airshaft Plans & Details                                    2/18/99

V-T1         General Elevator Information                                10/6/98


Charles River Doc #834275           PAGE 3 of 9
                                      4/15/99

                                                   1201 F STREET OFFICE BUILDING
                                                   NORTH WEST, WASHINGTON DC

                                    EXHIBIT J
                                    ---------

VT2          Hoistway & Pit Plans PE1-PE7                                10/6/98
VT3          Plans & Hoistway Section                                    10/6/98
VT4          Hoistway Sect PE2-PE4 & PE6-PE7                             2/18/99
VT5          Manlift Plan & Section                                      10/6/98
VT6          Manlift Elevations & Details                                10/6/98

A601         P3 - B1 Level RCP's                                         2/18/99
A602         First Floor Lobby RCP                                       2/18/99
A603         First Floor RCP                                             2/18/99
A604         Third - Twelfth Floor RCP                                   2/18/99
A605         Penthouse & Upper P.H. Level RCP                            2/18/99

A701         First Floor Lobby Flooring Plan                             2/18/99
A702         Lobby Details                                               10/6/98
A703         Lobby Details                                               10/6/98
A704         2nd Floor Lobby Glass Rail                                  10/6/98
A705         Main Lobby Reception Desk                                   2/18/99
A706         West Wing Mural Details                                     10/6/98
A707         Exterior & Interior Signage                                 2/12/99
A708         Lobby Details                                               10/6/98
A709         Toilet Room Details                                         2/18/99

A801         Partition Types                                             2/18/99
A802         Partition & Column Details                                  10/6/98

A900         Door Schedule                                               2/18/99
A901         Door Details                                                10/6/98
A902         Room Finish Schedule                                        10/6/98
A903         Louver Schedule                                             10/6/98

S100         P3 Level Foundation Plan                                    3/12/99
S100A        P3 Level Foundation Rebar Plan                              3/12/99
S101         P2 Level Framing Plan                                       3/12/99
S102         P1 Level Framing Plan                                       3/12/99
S103         B1 Level Framing Plan                                       3/12/99
S104         1st Floor Framing Plan                                      3/12/99
S105         2nd Floor Framing Plan                                      3/12/99
S106         3rd Floor Framing Plan                                      3/12/99
S107         4th - 10th Floor Framing Plan                               3/12/99
S108         11th Floor Framing Plan                                     3/12/99
S109         12th Floor Framing Plan                                     3/12/99
S110         Main Roof Framing Plan                                      3/12/99
S111         Elev. Mach. Room & PH Roof Framing Plan                     3/12/99
S112         Dimension Plan                                              3/12/99
S200         Column Schedule                                             3/12/99
S201         Column Schedule                                             3/12/99
S300         Beam Schedule                                               3/12/99


Charles River Doc #834275           PAGE 4 of 9
                                      4/15/99

                                                   1201 F Street Office Building
                                                   North West, Washington DC

                                    EXHIBIT J
                                    ---------

S301         Beam Schedule                                               3/12/99
S302         Beam Schedule                                               3/12/99
S400         Typical Details                                             3/12/99
S401         Typical Details                                             3/12/99
S500         Structural Notes                                            3/12/99
S600         Foundation Sections                                         3/12/99
S601         Wall Sections                                               3/12/99
S602         Ramp Sections                                               3/12/99
S603         Sections                                                    3/12/99
ST00         Stair Sections                                              3/12/99
S800         Sections                                                    3/12/99
S801         Sections                                                    3/12/99
S900         Sections                                                    3/12/99
S901         Sections                                                    3/12/99

M000         Mechanical General Information                              9/22/98
M100         Mechanical P3 Level Garage Plan                             2/18/99
M101         Mechanical P2 Level Garage Plan                             2/18/99
M102         Mechanical P1 Level Garage Plan                             2/18/99
M103         Mechanical B1 Level Office Plan                             2/18/99
M 104        Mechanical 1st Floor Plan                                   9/22/98
M105         Mechanical 2rid Floor Plan                                  2/18/99
M106         Mechanical 3rd Floor Plan                                   2/18/99
M107         Mechanical Typical Floor Plan (4th - 9th)                   2/18/99
M 108        Mechanical 10th Floor Plan                                  2/18/99
M109         Mechanical 11th Floor Plan                                  2/18/99
M110         Mechanical 12th Floor Plan                                  2/18/99
M111         Mechanical Penthouse Plan                                   9/22/98
M 112        Mechanical Penthouse Plan                                   9/22/98
M113         1/4" Scale Typical Core HVAC Plan                           2/18/99
M201         Mechanical Schedules                                        2/18/99
M202         Mechanical Riser Diagrams                                   9/22/98
M203         Mechanical Details                                          2/18/99
M204         Mechanical Details                                          2/18/99

P000         Plumbing General Information                                2/18/99
P100         Plumbing P3 Level Garage Plan                               2/18/99
P101         Plumbing P2 Level Garage Plan                               9/22/98
P102         Plumbing P1 Level Garage Plan                               2/18/99
P103         Plumbing B1 Level Office Plan                               2/18/99
P104         Plumbing 1st Floor Plan                                     9/22/98
P105         Plumbing 2nd Floor Plan                                     9/22/98
P106         Plumbing 3rd Floor Plan                                     9/22/98
P107         Plumbing Typical Floor Plan (4th - 10th)                    9/22/98
P108         Plumbing 1 lth Floor Plan                                   9/22/98
P109         Plumbing 12th Floor Plan                                    2/18/99
P110         Plumbing Penthouse/Roof Plan                                2/18/99


Charles River Doc #834275           PAGE 5 of 9
                                      4/15/99

                                                   1201 F Street Office Building
                                                   North West, Washington DC

                                    EXHIBIT J
                                    ---------

P111         Plumbing Core Plan                                          9/22/98
P201         Plumbing Sanitary Riser Diagrams                            2/18/99
P202         Plumbing Water Riser Diagrams                               9/22/98
P203         Plumbing Storm Riser Diagrams                               2/18/99
P204         Plumbing Fire Protection Riser Diagram                      2/18/99

E000         Electrical General Information                              10/6/98
El00         Electrical P3 Level Garage Plan                             2/18/99
E101         Electrical P2 Level Garage Plan                             2/18/99
E102         Electrical P1 Level Garage Plan                             10/6/98
E103         Electrical B1 Level Office Plan                             2/18/99
E104         Electrical 1 st Floor Plan                                  2/18/99
E105         Electrical 2nd Floor Plan                                   2/18/99
E106         Electrical 3rd Floor Plan                                   2/18/99
E107         Electrical Typical Floor Plan (4th - 10th)                  2/18/99
E108         Electrical 1 lth Floor Plan                                 2/18/99
E109         Electrical 12th Floor Plan                                  2/18/99
E110         Electrical Lower Penthouse Plan                             2/18/99
E111         Electrical Upper Penthouse Plan                             2/18/99
E112         Electrical Typical Core Plan                                9/22/98
E113         Electrical Typical Core Plan                                10/6/98
E201         Power Riser Diagram                                         9/22/98
E202         Main Electrical Room Plan & Switch-Board                    9/22/98
             Details
E203         Fire Alarm Riser Diagram - Part I                           9/15/98
E204         Fire Alarm Riser Diagram - Part 2, Matrix                   9/15/98
E205         Fire Alarm Annunciator Detail                               9/15/98
E206         Telephone Riser Diagram                                     9/22/98
E207         Tenant Floor Panel Schedules                                2/18/99
E208         Miscellaneous Panel Schedules                               2/18/99
E209         Emergency Panel Schedules                                   10/6/98

SPECIFICATION SECTIONS
00800        Supplementary Conditions                                    9/28/98
01100        Summary of Work                                             7/13/98
01190        Definitions and Explanations                                7/13/98
01216        Measurement and Payment                                     7/13/98
01230        Alternates                                                  10/2/98
01250        Contract Modifications                                      7/13/98
01270        Unit Prices                                                 9/15/98
01290        Applications for Payment                                    7/13/98
01310        Project Meetings                                            7/13/98
01320        Construction Photographs                                    7/13/98
01325        Project Schedules                                           7/13/98
01330        Shop Drawings, Product Data and Samples                     7/13/98
01420        Codes and Reference Standards                               7/13/98
01450        Testing and Inspection Services                             9/15/98


Charles River Doc #834275           PAGE 6 of 9
                                      4/15/99

                                                   1201 F Street Office Building
                                                   North West, Washington DC

                                    EXHIBIT J
                                    ---------

01510        Temporary Utilities                                         7/13/98
01520        Construction Facilities                                     7/13/98
01550        Vehicular Access and Parking                                7/13/98
01560        Temporary Barriers and Enclosures                           7/13/98
01570        Temporary Controls                                          7/13/98
01610        Year 2000 Compliance                                        9/15/98
01630        Product Substitution Procedures                             7/13/98
01650        Product Delivery, Storage and Handling                      7/13/98
01720        Field Engineering                                           7/13/98
01730        Product Installation and Protection                         7/13/98
01740        Final Cleaning                                              7/13/98
01770        Closeout Procedures                                         7/13/98
01780        Project Record Documents                                    7/13/98

02250        Shoring and Bracing                                         7/13/98
02290        Site Monitoring                                             7/13/98
02300        Earthwork                                                   7/13/98
02620        Subsurface Drainage System                                  9/15/98
02780        Unit Pavers                                                 9/15/98
02870        Site Furnishings                                            10/2/98
02930        Exterior Plants                                             9/15/98
02950        Miscellaneous Paving Repairs                                9/15/98

03100        Concrete Formwork                                           9/15/98
03200        Concrete Reinforcement                                      8/5/98
03310        Cast-in-Place Concrete                                      9/15/98
03350        Concrete Finishing                                          9/15/98
03380        Post-Tensioned Concrete                                     8/5/98
03450        Architectural Precast Concrete                              10/2/98

04060        Unit Masonry Mortar and Grout                               9/15/98
04065        Stone Mortar and Grout                                      9/15/98
04210        Unit Masonry                                                9/15/98
04400        Stonework                                                   9/15/98

05080        Fluoropolymer Finish                                        8/5/98
05120        Structural Steel                                            10/2/98
05310        Steel Deck                                                  8/5/98
05410        Load-bearing Metal Studs                                    9/15/98
05500        Metal Fabrications                                          9/15/98
05700        Ornamental Metal                                            10/2/98

06070        Wood Treatment                                              9/15/98
06100        Rough Carpentry                                             9/15/98
06400        Architectural Woodwork                                      10/2/98
06610        Glass Fiber Reinforced Gypsum                               10/2/98


Charles River Doc #834275           PAGE 7 of 9
                                      4/15/99

                                                   1201 F Street Office Building
                                                   North West, Washington DC

                                    EXHIBIT J
                                    ---------

07130        Sheet Membrane Waterproofing                                9/15/98
07166        Crystalline Waterproofing                                   9/15/98
07180        Traffic Coatings                                            9/15/98
07210        Building Insulation                                         10/2/98
07240        Exterior Insulation and Finish Systems (EIFS)               9/15/98
07550        Hot Fluid-Applied Roofing                                   9/15/98
07620        Sheet Metal Flashing and Trim                               9/15/98
07810        Applied Fireproofing                                        9/15/98
07840        Firestopping                                                9/15/98
07900        Joint Sealants                                              9/15/98

08110        Steel Doors and Frames                                      9/15/98
08210        Wood Doors                                                  10/2/98
08310        Access Doors and Panels                                     9/15/98
08330        Coiling Doors and Grilles                                   9/15/98
08360        Sectional Overhead Doors                                    9/15/98
08400        Exterior Wall Performance Requirements                      9/15/98
08410        Aluminum Entrances and Window Wall                          10/2/98
08610        Metal Canopy                                                10/2/98
08710        Finish Hardware                                             10/2/98
08800        Glass and Glazing                                           10/2/98

09100        Metal Support Assemblies                                    9/15/98
09215        Veneer Plaster                                              9/15/98
09250        Gypsum Board                                                9/15/98
09310        Quarry Tile (Tile)                                          9/15/98
09510        Acoustical Ceilings                                         9/15/98
09545        Metal Ceiling Systems                                       9/15/98
09650        Resilient Flooring                                          9/15/98
09680        Carpet                                                      9/15/98
09720        Wall Coverings                                              10/2/98
09900        Painting and Finishing                                      10/2/98

10150        Metal Toilet Compartments                                   10/2/98
10180        Stone Toilet Compartments                                   9/15/98
10200        Louvers and Vents                                           9/15/98
10350        Flagpoles                                                   9/15/98
10410        Directories                                                 9/15/98
10440        Signage                                                     9/15/98
10505        Metal Lockers                                               9/15/98
10510        Wood Lockers                                                9/15/98
10520        Fire Protection                                             9/15/98
10550        Postal Specialties                                          9/15/98
10800        Toilet Accessories                                          9/15/98

11010        Window Washing System                                       9/15/98
12492        Shades                                                      10/2/98


Charles River Doc #834275           PAGE 8 of 9
                                      4/15/99

                             ADDENDUM NO. 1 TO LEASE


     THIS ADDENDUM NO. 1 TO LEASE ("ADDENDUM NO. 1") is dated as of the 2nd day of December, 1999 by and between 1201 F STREET L.L.C., a Delaware limited liability company (hereinafter referred to as "LESSOR"), and CHARLES RIVER ASSOCIATES INCORPORATED, a Massachusetts corporation (hereinafter referred to as "LESSEE").

                              W I T N E S S E T H:

     WHEREAS, by Lease dated November 29, 1999, (the "LEASE"), Lessor leased to Lessee and Lessee leased from Lessor, approximately 44,932 square feet of area on the sixth (6th), seventh (7th), and eighth (8th) floors of the office building located at 1201 F Street, N.W., Washington, D.C. 20004 (such area being hereinafter referred to as the "DEMISED PREMISES," and the building being hereinafter referred to as the "BUILDING"); and

     WHEREAS, Lessor and Lessee desire to revise and modify the Lease with respect to the following provisions:

     1.   Storage Space
     2.   Other Terms and Provisions

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1.   STORAGE SPACE

     As of the date hereof Section 10 of the Lease is deemed deleted and replaced with the following:

     10.  STORAGE SPACE

          In addition to the Demised Premises, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor from and after the Rent Commencement Date, approximately 503 rentable square feet of storage space (i.e. in two
     (2) discrete pieces) on the B-3 level in the Building (the "STORAGE SPACE") in the locations shown on EXHIBIT A-4 attached hereto. The monthly rent for said Storage Space during the initial term (from and after the Rent Commencement Date) shall be as follows:

                                                      Annual Rate Per Square
     Period                 Monthly Storage Rent              Foot
     ------                 --------------------      ----------------------
     First Lease Year             $712.58                    $17.00
     Second Lease Year            $726.84                    $17.34

                                                      Annual Rate Per Square
     Period                 Monthly Storage Rent              Foot
     ------                 --------------------      ----------------------
     Third Lease Year             $741.51                    $17.69
     Fourth Lease Year            $756.18                    $18.04
     Fifth Lease Year             $771.27                    $18.40
     Sixth Lease Year             $855.10                    $20.40
     Seventh Lease Year           $872.29                    $20.81
     Eighth Lease Year            $889.89                    $21.23
     Ninth Lease Year             $907.50                    $21.65
     Tenth Lease Year             $925.52                    $22.08

          In the event that Lessee exercises its option to extend the term of the Lease as provided in the section of the Lease entitled "OPTION TO EXTEND," the monthly rent for the Storage Space, shall be increased by the same proportion of increase in Monthly Rent for the Demised Premises that is mutually agreed upon by the parties or otherwise established by the board of real estate agents as herein provided.

          The Storage Space shall be constructed at Lessor's expense, and Lessor shall provide at its expense perimeter walls, entrance door, vinyl tile floors, fluorescent lighting at the level of 40 foot candles, and adequate ventilation which satisfies the requirements of all applicable District of Columbia codes and regulations.

     2.   OTHER TERMS AND PROVISIONS


     All other provisions of the Lease shall remain in effect and unchanged except as modified herein, and all terms, covenants and conditions shall remain in effect as modified by this Addendum No. 1. If any provision of this Addendum No. 1 conflicts with the Lease, the provisions of this Addendum No. 1 shall control.

     IN WITNESS WHEREOF, Lessor and Lessee has caused this Addendum No. 1 to be signed in their names under seal by themselves or by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by all its terms and conditions.


                                       LESSOR:
                                       -------

                                       1201 F STREET L.L.C.


                                       By: CarrAmerica Realty GP Holdings, Inc.
                                           General Partner


                                       By: /s/ Robert O. Carr
                                          ------------------------------
                                       Name: Robert O. Carr
                                       Title: Vice President


                                       LESSEE:
                                       -------


                                       CHARLES RIVER ASSOCIATES INCORPORATED


                                       By: /s/ E. Maria Rivera
                                          ------------------------------
                                       Name: E. Maria Rivera
                                       Title: Office Manager

                                   EXHIBIT A-4

                           FLOOR PLANS, STORAGE SPACE

                               [MAP OF B-3 LEVEL]

CARRAMERICA
--------------------------------------------------------------------------------
RENTAL COMPILATION                                                 DATE 10/15/99
--------------------------------------------------------------------------------
1201 F STREET NW                WASHINGTON, D.C.                   FLOOR B-3
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                  BUILDING
                                         FLOOR        FLOOR                        COMMON     TENANT
                                        USEABLE       COMMON          FLOOR       PRO RATA   RENTABLE
  SPACE        TENANT                    AREA        PRO RATA        SUBTOTAL       AREA       AREA
------------------------------------------------------------------------------------------------------
    A     TENANT STORAGE ROOM              328             0             328           0           32
------------------------------------------------------------------------------------------------------
    B     TENANT STORAGE ROOM              175             0             175           0           17
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 TOTAL                                     503             0             503           0           50
------------------------------------------------------------------------------------------------------

                             ADDENDUM NO. 2 TO LEASE


     THIS ADDENDUM NO. 2 TO LEASE ("ADDENDUM NO. 2") is dated as of the 22nd day of September, 2000 by and between 1201 F STREET L.L.C., a Delaware limited liability company ("LESSOR"), and CHARLES RIVER ASSOCIATES INCORPORATED, a Massachusetts corporation ("LESSEE").

                              W I T N E S S E T H:

     WHEREAS, by Lease dated March 29, 1999, as amended by Addendum No. 1 dated December 2, 1999 (as amended, the "LEASE"), Lessor leased to Lessee and Lessee leased from Lessor, approximately 44,932 square feet of area on the sixth (6th), seventh (7th), and eighth (8th) floors of the office building located at 1201 F Street, N.W., Washington, D.C. 20004 (such area being hereinafter referred to as the "DEMISED PREMISES", and the building being hereinafter referred to as the "BUILDING"); and

     WHEREAS, due to certain alterations that will be made to the Building at the request of another tenant, the rentable area of the Demised Premises has decreased from forty-four thousand nine hundred thirty-two (44,932) rentable square feet to forty-four thousand eight hundred forty-five (44,845) rentable square feet, and the rentable area of the Building has decreased from two hundred twenty-five thousand four hundred (225,400) rentable square feet to two hundred twenty-five thousand fifty-one (225,051) square feet;

     WHEREAS, Lessor and Lessee desire to revise and modify the Lease with respect to the following provisions:

     1.   Demised Premises
     2.   Rent
     3.   Operating Expenses, Operating Costs and Real Estate Taxes
     4.   Allowance
     5.   Broker and Agent
     6.   Lender Approval
     7.   Storage Space
     8.   Other Terms and Provisions

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1.   DEMISED PREMISES

     All references to the Demises Premises in the Lease shall be amended to reflect that the Demised Premises consist of approximately forty-four thousand eight hundred forty-five

(44,845) square feet of rentable area on the sixth (6th), seventh (7th) and eighth (8th) floors of the Building. The re-measurement of the Demised Premises was performed in accordance with the current standards of the Washington, D.C., Association of Realtors Standard Method of Measurement.

     2.   RENT

     As of the Commencement Date (as defined in the Lease), the Monthly Rent (as defined in the Lease) for the Demised Premises shall be as follows:

                                                       Rate Per Square Foot
Period                       Monthly Rent                  Per Year
------                       ------------              --------------------
First Lease Year             $119,586.67                    $32.00
Second Lease Year            $121,978.40                    $32.64
Third Lease Year             $124,407.50                    $33.29
Fourth Lease Year            $126,911.35                    $33.96
Fifth Lease Year             $129,452.57                    $34.64
Sixth Lease Year             $136,926.73                    $36.64
Seventh Lease Year           $139,654.80                    $37.37
Eighth Lease Year            $142,457.62                    $38.12
Ninth Lease Year             $145,297.80                    $38.88
Tenth Lease Year             $148,212.73                    $39.66
Eleventh Lease Year          $151,165.02                    $40.45

     The amount of rental abatement to which Lessee is entitled pursuant to
Section 4(C) of the Lease is hereby adjusted from Two Hundred Thirty-nine Thousand Six Hundred Thirty-seven and 34/100 Dollars ($239,637.34) to Two Hundred Thirty-nine Thousand One Hundred Seventy-three and 34/100 Dollars ($239,173.34).

     3.   OPERATING EXPENSES, OPERATING COSTS AND REAL ESTATE TAXES

     All of Lessee's obligations pursuant to the section of the Lease entitled "operating expenses, operating costs and real estate taxes" shall continue unchanged, except that Lessee's proportionate share Operating Costs (as defined in the Lease) shall be 20.97%.

     4.   ALLOWANCE

     The amount of the Allowance (as defined in the Lease) shall be adjusted from Two Million Three Hundred Eighty-one Thousand Three Hundred Ninety-six and 00/100 Dollars ($2,381,396.00) to Two Million Three Hundred Seventy-six Thousand Seven Hundred Eighty-five and NO/100 Dollars ($2,376,785.00).

     5.   BROKER AND AGENT

     Lessor and Lessee each represent and warrant one to another that, except as hereinafter set forth, neither of them has employed any broker in carrying on the negotiations, or had any dealings with any broker, relating to this Addendum No. 2. Lessee represents that it has employed CB Richard Ellis as its broker; Lessor represents that it has employed Carr Real Estate Services as its broker. Lessor, pursuant to a separate written agreement, has agreed to pay the commission of the aforementioned brokers. Lessor shall indemnify and hold Lessee harmless, and Lessee shall indemnify and hold Lessor harmless, from and against all claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitor.

     6.   LENDER APPROVAL


     This Addendum No. 2 is contingent upon the approval of the lender holding the deed of trust encumbering the Building as of the date hereof.

     7.   STORAGE SPACE


     The Section of the Lease entitled "STORAGE SPACE", as amended, shall be further amended as follows: the phrase "vinyl tile floors", which appears in the last paragraph of such Section, is hereby deleted.

     8.   OTHER TERMS AND PROVISIONS


     All other provisions of the Lease shall remain in effect and unchanged except as modified herein, and all terms, covenants and conditions shall remain in effect as modified by this Addendum No. 2. If any provision of this Addendum No. 2 conflicts with the Lease, the provisions of this Addendum No. 2 shall control.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                      SIGNATURES CONTINUE ON FOLLOWING PAGE

     IN WITNESS WHEREOF, Lessor and Lessee has caused this Addendum No. 2 to be signed in their names under seal by themselves or by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by all its terms and conditions.


                                    LESSOR:
                                    -------

                                    1201 F STREET L.L.C.

                                    By: CarrAmerica Realty, L.P.,
                                        Member

                                        By: CarrAmerica Realty GP Holdings, Inc.
                                            General Partner


                                            By: /s/ Robert O. Carr        (SEAL)
                                               --------------------------
                                            Name: Robert O. Carr
                                                 ------------------------
                                            Title: Vice President
                                                  -----------------------

                                    LESSEE:
                                    -------


                                    CHARLES RIVER ASSOCIATES INCORPORATED


                                    By: /s/ George C. Eads               (SEAL)
                                       ---------------------------------
                                    Name: George C. Eads
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------